Prospectus Supplement (Sales Report) No. 24 dated January 31, 2012 to Prospectus dated August 15, 2011	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Prospectus Supplement supplements the prospectus dated August 15, 2011 and provides information about particular series of Member Payment Dependent Notes (the "Notes") that we have recently sold. You should read this Prospectus Supplement together with the prospectus dated August 15, 2011 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                We have sold the following Notes:

Member Payment Dependent Notes Series 882322

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
882322	$14,000	$14,000	8.90%	1.00%	January 25, 2012	January 30, 2015	January 30, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 882322. Member loan 882322 was requested on January 16, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	Industrial Molds, Inc	Debt-to-income ratio:	24.21%
Length of employment:	10+ years	Location:	Cherry Valley, IL

Home town:
Current & past employers:	Industrial Molds, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/12 > My goal is to reduce revolving credit balances<br>

A credit bureau reported the following information about this borrower member on January 16, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$72,856.00	Public Records On File:	0
Revolving Line Utilization:	83.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the reason why you carry a large revolving credit balance.	We paid a portion of our living expenses and education cost with revolving credit while my wife was having<br>children. She has been back to full time the last couple of years and we have worked hard to pay off our revolving credit. It is my goal to pay off credit cards faster by reducing my interest rate.

Member Payment Dependent Notes Series 1025826

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1025826	$20,000	$20,000	18.64%	1.00%	January 26, 2012	January 25, 2017	January 25, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1025826. Member loan 1025826 was requested on January 11, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	n/a	Debt-to-income ratio:	1.48%
Length of employment:	4 years	Location:	Newport Beach, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 13, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	14	Months Since Last Delinquency:	18
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	Thank you for the question. I have setup exciting channels which will provide quality leads to the sales team. I pay commissions on the closing of a deal. Commission's are based on annualized revenue, so I pay commission a little before recognized revenue. Also, I am receiving the revenue every time a payroll is processed (annual revenue divided by number of payrolls processed per year) So the expenses get a little ahead of new revenue. Everything catches in time and my revenues are recurring!
What is your intended use for the loan proceeds?	Thank you for the question. I have setup exciting channels which will provide quality leads to the sales team. I pay commissions on the closing of a deal. Commission's are based on annualized revenue, so I pay commission a little before recognized revenue. Also, I am receiving the revenue every time a payroll is processed (annual revenue divided by number of payrolls processed per year) So the expenses get a little ahead of new revenue. Everything catches in time and my revenues are recurring!
What type of business are you starting?	The is not a start up but growth capital for an existing business. I pay sales rep's commission when the sign a contract (annualized). But, I recognize the revenue every time a payroll is processed. Basically, there are expenses associated with new revenue. Eventually my revenue catches up and I start to earn more and more on the same client. My revenues are also recurring per client. <br>Thanks for the question and I appreciate your support.
Please describe your experience/familiarity with the business you are starting/started?	I used to work for ADP, the largest payroll company in the industry. The is not a start up but growth capital for an existing business. I pay sales rep's commission when the sign a contract (annualized). But, I recognize the revenue every time a payroll is processed. Basically, there are expenses associated with new revenue. Eventually my revenue catches up and I start to earn more and more on the same client. My revenues are also recurring per client. <br>I appreciate your support.
What do you project your monthly expenses for the first 6 months of your business?	Hello: This is not a start up but growth capital for my existing business. This is just helping out to grow the customer base and pay sales rep's. I pay rep's on annual contracts signed but recognize revenue every time a payroll is processed. <br>Basically I incur upfront expenses with new revenue. Eventually the revenue catches up and then I start making more profit on the client. My revenue's are recurring which is great.<br>Thanks for your support.

Member Payment Dependent Notes Series 1052885

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1052885	$21,000	$21,000	17.58%	1.00%	January 30, 2012	January 31, 2017	January 31, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1052885. Member loan 1052885 was requested on January 17, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Kind Technologies, LLC	Debt-to-income ratio:	11.19%
Length of employment:	10+ years	Location:	WOODLAND, WA

Home town:
Current & past employers:	Kind Technologies, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/17/12 > Credit card promo rates due to expire. Minimum payment amounts not a problem but wish to avoid higher interest while benefiting club members willing to help. Am a stable, sincere, trust- & credit-worthy individual with too much debt for skittish banks' tastes. I will not disappoint. Thank you!<br><br> Borrower added on 01/24/12 > I am humbled by all the support my funding request has garnered in so short a period of time. My heartfelt thanks to every single investor and to LendingClub for making this means of reaching out in a big WIN-WIN-WIN way possible! I look forward to fulfilling my part in making it a success!<br>

A credit bureau reported the following information about this borrower member on January 17, 2012:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,722.00	Public Records On File:	0
Revolving Line Utilization:	88.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	All household expenses besides those previously accounted for (credit debt, housing, etc.) average about $1800/mo.
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)?	$950, P&I, taxes, homeowners insurance, and all utilities (based on 2011 records).
Please explain the reason why you carry a large revolving credit balance.	Threefold: A son and a daughter in college and a highly capable trade-skilled family member victimized by the housing crash. All have required financial assistance over the past three years which could best be provided by calculated use of available credit offers. All have made admirable use of assistance, achieving excellent prospects for gainful employment in difficult job market. All are committed to assisting in payback of the funds devoted to their cause. Reagan would be proud!
What is your total minimum monthly payments for all credit cards and what will it be including this loan and the payoff?	Excellent question! It is this calculation that convinced me it makes sense to pursue this funding. Although my total signature credit liability is significantly higher than the amount requested for the refi, I have chosen the total so that my minimum credit card payments will not change significantly: about $1350 all told before and after. The refi will allow faster paydown of the entire debt while leaving the lower interest liability with its current creditors.
What is the total balance of your credit cards, interest rates and current monthly payments?	See prior answer. Actual monthly payments average about $2000, which is significantly higher than minimums. All accounts are in good standing, with no missed payments. At least one account is paid in full on a monthly basis. Only the accounts with 0% promo rates are set up with minimum autopay amounts in order to apply higher payments to the high interest accounts.
Please itemize for each of the credit cards you plan to pay off the card name (Visa, MasterCard, etc - Please not include bank issuer of card), outstanding balance, current interest rate, and current minimum monthly payment.	Two credit cards, same company, one VISA and one Mastercard. See prior answers for additional details.
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	Just higher interest credit card consolidation payoff. See prior answers for additional details.

Member Payment Dependent Notes Series 1058650

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1058650	$28,000	$28,000	12.69%	1.00%	January 25, 2012	January 30, 2017	January 30, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1058650. Member loan 1058650 was requested on January 16, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Fast Retailing USA	Debt-to-income ratio:	18.16%
Length of employment:	6 years	Location:	LONG ISLAND CITY, NY

Home town:
Current & past employers:	Fast Retailing USA
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 12, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,107.00	Public Records On File:	0
Revolving Line Utilization:	64.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	Pay off other accounts and stay with one montly payment.
Please itemize for each of the credit cards you plan to pay off the card name (Visa, MasterCard, etc - Please not include bank issuer of card), outstanding balance, current interest rate, and current minimum monthly payment.	Discover Card: $4,800 at 18% MMP: $100<br>Chase: $3,100 at 16% MMP: $77<br>HSBC: $2,400 at 17% MMP: $75<br>Barclays: $2,400 at 10% MMP: $60<br>HSBC: $12,600 at 15% MMP:$380

Member Payment Dependent Notes Series 1076862

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1076862	$6,000	$6,000	12.69%	1.00%	January 25, 2012	January 25, 2015	January 25, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1076862. Member loan 1076862 was requested on January 11, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Grabowski Law Center	Debt-to-income ratio:	10.47%
Length of employment:	< 1 year	Location:	GRAYSLAKE, IL

Home town:
Current & past employers:	Grabowski Law Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 11, 2012:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,912.00	Public Records On File:	0
Revolving Line Utilization:	88.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 1080194

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1080194	$6,400	$6,400	16.29%	1.00%	January 27, 2012	February 2, 2015	February 2, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1080194. Member loan 1080194 was requested on January 19, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	Fugro	Debt-to-income ratio:	9.37%
Length of employment:	1 year	Location:	Baton Rouge, LA

Home town:
Current & past employers:	Fugro
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/19/12 > I'm consolidating three credit balances to a lower overall rate.<br>

A credit bureau reported the following information about this borrower member on December 26, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	43
Revolving Credit Balance:	$5,455.00	Public Records On File:	0
Revolving Line Utilization:	55.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please itemize for each of the credit cards you plan to pay off the card name (Visa, MasterCard, etc - Please not include bank issuer of card), outstanding balance, current interest rate, and current minimum monthly payment.	Visa - $1980 - 25.99% Interest - Min Payment -$25, Mastercard - $1850 - 23.99% Interest -Min Payment $25, Mastercard - $670 -26.99% Interest - Min Payment $15, Dell Finance- $1250 Interest Unknown -Min Payment $50
What is your total minimum monthly payments for all credit cards and what will it be including this loan and the payoff?	I've been paying $50 per month to Visa, Another $100 to a Mastercard and another $50 to a 2nd Mastercard<br>I'm also paying $50 per month to Dell Financial
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	$595 Rent, $60 Transporation (very short commute to work), electric $45, Cell Phone $85, Cable $115, Health Insurance $135, Renters Insurance $15, Auto Insurance $115, Food $150
Please explain the reason why you carry a large revolving credit balance.	Had to put money into my Car!
What is the total balance of your credit cards, interest rates and current monthly payments?	About $5750, Interest Rates between 23.99 and 26.99%, Average Current Monthly Payments $50 to $100 each.

Member Payment Dependent Notes Series 1090263

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1090263	$10,800	$10,800	12.42%	1.00%	January 31, 2012	January 23, 2015	January 23, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1090263. Member loan 1090263 was requested on January 9, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	Hear for you	Debt-to-income ratio:	23.56%
Length of employment:	7 years	Location:	Rensselaer, NY

Home town:
Current & past employers:	Hear for you
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 2, 2012:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	69
Revolving Credit Balance:	$13,194.00	Public Records On File:	0
Revolving Line Utilization:	25.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 1092808

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1092808	$21,000	$21,000	9.91%	1.00%	January 31, 2012	January 20, 2017	January 20, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1092808. Member loan 1092808 was requested on January 6, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Batesville casket Company	Debt-to-income ratio:	6.96%
Length of employment:	6 years	Location:	Elkridge, MD

Home town:
Current & past employers:	Batesville casket Company
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 4, 2012:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,363.00	Public Records On File:	0
Revolving Line Utilization:	27.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the home improvement project you are planning?	remodel kitchen and bathroom
Is the improvement to your primary residence or an investment property?	primary residence
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)?	current monthly expenses, approx. 2400.00
What is your intended use for the loan proceeds?	remodel kitchen and bathroom
What is your intended use for the loan proceeds?	remodel kitchen and bathroom
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	current monthly expenses approx. 2400.00
Please explain the reason why you carry a large revolving credit balance.	currently large debt is due to unexpected repairs that needed to be done immediately
Please explain the reason why you carry a large revolving credit balance.	currently large debt is due to unexpected repairs that needed to be done immediately
Please explain the reason why you carry a large revolving credit balance.	currently large debt is due to unexpected repairs that needed to be done immediately

Member Payment Dependent Notes Series 1093636

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1093636	$22,250	$22,250	8.90%	1.00%	January 26, 2012	January 18, 2015	January 18, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1093636. Member loan 1093636 was requested on January 4, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	n/a	Debt-to-income ratio:	13.79%
Length of employment:	6 years	Location:	San Diego, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/04/12 > Have an established tutoring business. I contract with various school districts and govt. agencies. I have over 60k in invoices but they are slow paying need capital to pay tutors.<br>

A credit bureau reported the following information about this borrower member on January 4, 2012:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	3
Revolving Credit Balance:	$34.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
If you have a delinquency in the last 2 years, please explain the reason.	No
If you are paying a mortgage, please break down all monthly housing related expenses (mortgage payment, insurance, taxes, etc).	1800.00
Please describe your experience/familiarity with the business you are starting/started?	I have been doing this business for 5 years, however in the past year chase bank closed our line of credit. Also funds are being delayed by the state of CA for a longer period of time. These 2 current circumstances have brought me to this situation.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Business expenses are 1500.00
Can you provide some high level financials on the monthly costs / revenue of your business?	Please be more specific. I would rather not divulge my business P&L in this type of loan venue. I would not have a problem sitting down in person or having a more personal meeting. There is a lot of sensitive information my own and teachers that I do not feel comfortable revealing in such an impersonal setting. I hope this makes sense.

Member Payment Dependent Notes Series 1094053

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1094053	$12,000	$12,000	14.65%	1.00%	January 25, 2012	January 19, 2015	January 19, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1094053. Member loan 1094053 was requested on January 5, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,777 / month
Current employer:	BNSF	Debt-to-income ratio:	14.93%
Length of employment:	< 1 year	Location:	BARSTOW, CA

Home town:
Current & past employers:	BNSF
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 5, 2012:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,599.00	Public Records On File:	0
Revolving Line Utilization:	85.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the reason why you carry a large revolving credit balance.	I've had a couple layoffs and due to that I acquired high balances on my credit cards. Now that I'm back on my feet I am trying to pay them all down and avoid the higher percentage rates.

Member Payment Dependent Notes Series 1097411

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1097411	$5,600	$5,600	7.90%	1.00%	January 27, 2012	January 31, 2015	January 31, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1097411. Member loan 1097411 was requested on January 17, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,000 / month
Current employer:	Green and Beyond Landscapes LLC	Debt-to-income ratio:	18.46%
Length of employment:	6 years	Location:	Plainville, CT

Home town:
Current & past employers:	Green and Beyond Landscapes LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 17, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	50	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,417.00	Public Records On File:	0
Revolving Line Utilization:	46.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	Purchase of a truck for use with the business , Green and beyond landscapes
What is your intended use for the loan proceeds?	Purchase of a truck for use with the business , Green and beyond landscapes

Member Payment Dependent Notes Series 1097943

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1097943	$35,000	$35,000	20.89%	1.00%	January 30, 2012	January 27, 2017	January 27, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1097943. Member loan 1097943 was requested on January 13, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,333 / month
Current employer:	nyc department of education	Debt-to-income ratio:	8.28%
Length of employment:	10+ years	Location:	STATEN ISLAND, NY

Home town:
Current & past employers:	nyc department of education
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 8, 2012:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,633.00	Public Records On File:	0
Revolving Line Utilization:	44.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)?	Currently monthly expenses equal around $1,800.
Please explain the reason why you carry a large revolving credit balance.	I apologize for taking so long to respond. My first try was rejected. I didn't realize the parameters needed. Some personal issues have led to my rise in debt. Currently everything is back to normal
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	My credit card minimums come to around 600 per month. My balances equal 25,000. I do not have a mortgage. I live with family and help with some bills that equal around 200 per month.
Which debts do you plan to pay off with this loan?	I plan on paying off all of my debt minus my student loan. I want to have one monthly bill that I can mail as much as I can monthly to knock out the principal.
What is your intended use for the loan proceeds?	debt consolidation

Member Payment Dependent Notes Series 1098183

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1098183	$16,425	$16,425	14.27%	1.00%	January 27, 2012	January 26, 2015	January 26, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1098183. Member loan 1098183 was requested on January 12, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,600 / month
Current employer:	Wild Ginger Restaurant	Debt-to-income ratio:	22.22%
Length of employment:	7 years	Location:	JACKSON HEIGHTS, NY

Home town:
Current & past employers:	Wild Ginger Restaurant
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 12, 2012:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2006	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,216.00	Public Records On File:	0
Revolving Line Utilization:	29.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	american express credit card and citibank credit card
Please explain the reason why you carry a large revolving credit balance.	I used for expenses my small business.
Which debts do you plan to pay off with this loan?	american express and citibank
Please explain the reason why you carry a large revolving credit balance.	I used for expenses my small business.

Member Payment Dependent Notes Series 1098233

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1098233	$9,600	$9,600	16.29%	1.00%	January 26, 2012	January 22, 2015	January 22, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1098233. Member loan 1098233 was requested on January 8, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	Sinai hospital of Baltimore	Debt-to-income ratio:	13.11%
Length of employment:	2 years	Location:	BALTIMORE, MD

Home town:
Current & past employers:	Sinai hospital of Baltimore
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 8, 2012:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2006	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,928.00	Public Records On File:	0
Revolving Line Utilization:	95.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 1099349

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1099349	$30,000	$30,000	8.90%	1.00%	January 31, 2012	January 22, 2015	January 22, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1099349. Member loan 1099349 was requested on January 8, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	New Penn Motor Express	Debt-to-income ratio:	12.90%
Length of employment:	8 years	Location:	milton, VT

Home town:
Current & past employers:	New Penn Motor Express
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 8, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$55,823.00	Public Records On File:	0
Revolving Line Utilization:	66.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	All funds will pay off credit cards.

Member Payment Dependent Notes Series 1099365

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1099365	$14,000	$14,000	14.27%	1.00%	January 27, 2012	January 27, 2017	January 27, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1099365. Member loan 1099365 was requested on January 13, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,779 / month
Current employer:	TD Bank	Debt-to-income ratio:	22.12%
Length of employment:	6 years	Location:	PARSIPPANY, NJ

Home town:
Current & past employers:	TD Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/16/12 > I plan on using these funds to consolidate credit card debt. I have always paid my debt in a timely manner. I have been with my current employer for 6 years and have been in the same industry for 13 years.<br>

A credit bureau reported the following information about this borrower member on January 13, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	73
Revolving Credit Balance:	$16,162.00	Public Records On File:	0
Revolving Line Utilization:	82.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
If you have a delinquency in the last 2 years, please explain the reason.	I have not been delinquent on any payment in the last 2 years
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	My current monthly expenses are around 1750.00
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)?	My rent is 1091.00 including utilites
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	My current monthly expenses are around 1750.00

Member Payment Dependent Notes Series 1099664

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1099664	$15,825	$15,825	7.90%	1.00%	January 26, 2012	January 22, 2015	January 22, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1099664. Member loan 1099664 was requested on January 8, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,708 / month
Current employer:	n/a	Debt-to-income ratio:	10.06%
Length of employment:	n/a	Location:	Oil City, PA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/09/12 > Went through period of unemployment and, thus, incurred increased credit card debt. Have never been late on a payment ever and this is my only outstanding debt. I am now gainfully employed.<br>

A credit bureau reported the following information about this borrower member on January 8, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,832.00	Public Records On File:	0
Revolving Line Utilization:	78.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 1100147

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1100147	$8,500	$8,500	15.96%	1.00%	January 26, 2012	January 23, 2017	January 23, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1100147. Member loan 1100147 was requested on January 9, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	n/a	Debt-to-income ratio:	12.07%
Length of employment:	n/a	Location:	EAST PATCHOGUE, NY

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/09/12 > WORKING CAPITAL FOR BUSINESS<br>

A credit bureau reported the following information about this borrower member on January 9, 2012:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,397.00	Public Records On File:	0
Revolving Line Utilization:	31.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What type of business are you starting?	restaurant in new york
Can you provide some high level financials on the monthly costs / revenue of your business?	yes bank deposits and credit card statement

Member Payment Dependent Notes Series 1100288

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1100288	$16,000	$16,000	13.49%	1.00%	January 26, 2012	January 23, 2015	January 23, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1100288. Member loan 1100288 was requested on January 9, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	n/a	Debt-to-income ratio:	12.64%
Length of employment:	1 year	Location:	Alexandria, VA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/09/12 > My retail shop has just celebrated one year in business! After a very successful holiday season, I'd like to obtain some capital to expand my inventory and offer more services and products to my customers.<br>

A credit bureau reported the following information about this borrower member on January 9, 2012:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	22
Revolving Credit Balance:	$4,448.00	Public Records On File:	0
Revolving Line Utilization:	54.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	rent-$800 (includes utilities), car-$350, insurance-$150, phone-$80, food-$250, mortgage/condo fee-$1100 (completely covered by tenant)
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)?	I rent an apartment for $800/month, all utilities included. I also own a condo that is currently rented to a tenant. My monthly mortgage payment (with taxes & insurance included in an escrow account) is approximately $800/month. My tenant pays $1500/month for the unit, which covers the entire mortgage as well as the $300/month condo fee.

Member Payment Dependent Notes Series 1100549

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1100549	$15,075	$15,075	12.42%	1.00%	January 31, 2012	January 23, 2015	January 23, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1100549. Member loan 1100549 was requested on January 9, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	mills electric inc.	Debt-to-income ratio:	24.19%
Length of employment:	3 years	Location:	HOLLYWOOD, FL

Home town:
Current & past employers:	mills electric inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/09/12 > Plan to consolidate credit cards,I always make my payments on time,<br>and my job is very stable.<br>

A credit bureau reported the following information about this borrower member on January 9, 2012:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,786.00	Public Records On File:	0
Revolving Line Utilization:	46.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 1100587

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1100587	$20,000	$20,000	21.28%	1.00%	January 25, 2012	January 24, 2017	January 24, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1100587. Member loan 1100587 was requested on January 10, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,583 / month
Current employer:	general dynamics	Debt-to-income ratio:	8.13%
Length of employment:	10+ years	Location:	LEE, MA

Home town:
Current & past employers:	general dynamics
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/12/12 > To pay off credit cards, 401K loans, and remaining car loan.<br>

A credit bureau reported the following information about this borrower member on January 9, 2012:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	25
Revolving Credit Balance:	$12,940.00	Public Records On File:	0
Revolving Line Utilization:	58.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 1101003

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1101003	$20,000	$20,000	18.25%	1.00%	January 31, 2012	January 26, 2017	January 26, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1101003. Member loan 1101003 was requested on January 12, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	Amazon Corporation	Debt-to-income ratio:	20.77%
Length of employment:	2 years	Location:	LYNNWOOD, WA

Home town:
Current & past employers:	Amazon Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 12, 2012:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,452.00	Public Records On File:	0
Revolving Line Utilization:	63.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	I am trying to consoldate my cc's all into one to have one monthly low payment.
Please explain the reason why you carry a large revolving credit balance.	I'm tyring to Consolidate my debt into one payment.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	I have four CC's i'm trying to Consolidate into one payment.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	I have four CC's i'm trying to Consolidate into one payment.
Which debts do you plan to pay off with this loan?	I have 4 cc's that I plan to pay off and keep only one for emergency's.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	I have four CC's i'm trying to Consolidate into one payment.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	I have four CC's i'm trying to Consolidate into one payment.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	I have four CC's i'm trying to Consolidate into one payment.
Please explain the reason why you carry a large revolving credit balance.	I'm tyring to Consolidate my debt into one payment.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	I have four CC's i'm trying to Consolidate into one payment.
Please explain the reason why you carry a large revolving credit balance.	I'm tyring to Consolidate my debt into one payment.
Which debts do you plan to pay off with this loan?	I have 4 cc's that I plan to pay off and keep only one for emergency's.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	I have four CC's i'm trying to Consolidate into one payment.

Member Payment Dependent Notes Series 1101118

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1101118	$18,000	$18,000	9.91%	1.00%	January 30, 2012	January 31, 2017	January 31, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1101118. Member loan 1101118 was requested on January 17, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,790 / month
Current employer:	Sun Rype Concentrates	Debt-to-income ratio:	2.80%
Length of employment:	10+ years	Location:	Yakima, WA

Home town:
Current & past employers:	Sun Rype Concentrates
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/12 > I have a small window of opportunity to buy my dream ride, for about half of what it is worth. I would really appreciate your help in obtaining these funds and this truck. I have had some show cars before and would like to start showing again. Since it's a 92 GMC I can't get a regular auto loan. THX<br>

A credit bureau reported the following information about this borrower member on January 10, 2012:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,158.00	Public Records On File:	0
Revolving Line Utilization:	14.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 1101202

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1101202	$16,000	$16,000	14.27%	1.00%	January 26, 2012	January 23, 2015	January 23, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1101202. Member loan 1101202 was requested on January 9, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	westchester county	Debt-to-income ratio:	17.78%
Length of employment:	10+ years	Location:	poughkeepsie, NY

Home town:
Current & past employers:	westchester county
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/10/12 > all credit cards and a perssonal loan<br>

A credit bureau reported the following information about this borrower member on January 9, 2012:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,983.00	Public Records On File:	0
Revolving Line Utilization:	72.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Which debts do you plan to pay off with this loan?	all of them
Which debts do you plan to pay off with this loan?	all of them
Which debts do you plan to pay off with this loan?	all of them

Member Payment Dependent Notes Series 1101262

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1101262	$35,000	$35,000	22.06%	1.00%	January 25, 2012	January 23, 2017	January 23, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1101262. Member loan 1101262 was requested on January 9, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	n/a	Debt-to-income ratio:	8.42%
Length of employment:	1 year	Location:	Secaucus, NJ

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/09/12 > I would like to clear few personal debts which are on high interest. Thx<br><br> Borrower added on 01/09/12 > I would like to clear my personal debt which is at high interst rate and had to be taken due to some personal circumstances. Thanx<br>

A credit bureau reported the following information about this borrower member on January 9, 2012:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	33
Revolving Credit Balance:	$16,744.00	Public Records On File:	0
Revolving Line Utilization:	67.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	To Pay off my loans with high interest and consildate it with one simple payment.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	5500.00
Which debts do you plan to pay off with this loan?	Credit cards and one personal loan which i had to take for some emergency
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	19000

Member Payment Dependent Notes Series 1101359

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1101359	$30,000	$30,000	21.28%	1.00%	January 27, 2012	January 26, 2017	January 26, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1101359. Member loan 1101359 was requested on January 12, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Citizens Bank	Debt-to-income ratio:	14.51%
Length of employment:	1 year	Location:	LYNN, MA

Home town:
Current & past employers:	Citizens Bank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 11, 2012:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	20
Revolving Credit Balance:	$25,371.00	Public Records On File:	0
Revolving Line Utilization:	90.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Hello. This loan is intended to help me consolidate and pay off credit card debt. The full amount will cover existing balances spread over 4 separate cards with varying interest rates. I have no student loans at this time. My additional debt would be my mortgage ($1300/mo) and car payment ($180/mo). I have always had a very good credit rating and maintaining that is very important to me. Paying off these cards and having a single monthly payment would make things more manageable for me.
Which debts do you plan to pay off with this loan?	Credir card debt. Unfortunately I built up my credit card debt rebuilding after an (uninsured) apartment fire.
If you have a delinquency in the last 2 years, please explain the reason.	No delinquencies. As I stated before I have always had a high credit rating and I am proud to say that I was even able to keep up with all of my monthly billes over the course of several months of unemployment back in 2010.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Hello. This loan is intended to help me consolidate and pay off credit card debt. The full amount will cover existing balances spread over 4 separate cards with varying interest rates. I have no student loans at this time. My additional debt would be my mortgage ($1300/mo) and car payment ($180/mo). I have always had a very good credit rating and maintaining that is very important to me. Paying off these cards and having a single monthly payment would make things more manageable for me.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Hello. This loan is intended to help me consolidate and pay off credit card debt. The full amount will cover existing balances spread over 4 separate cards with varying interest rates. I have no student loans at this time. My additional debt would be my mortgage ($1300/mo) and car payment ($180/mo). I have always had a very good credit rating and maintaining that is very important to me. Paying off these cards and having a single monthly payment would make things more manageable for me.
Which debts do you plan to pay off with this loan?	Credir card debt. Unfortunately I built up my credit card debt rebuilding after an (uninsured) apartment fire.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Hello. This loan is intended to help me consolidate and pay off credit card debt. The full amount will cover existing balances spread over 4 separate cards with varying interest rates. I have no student loans at this time. My additional debt would be my mortgage ($1300/mo) and car payment ($180/mo). I have always had a very good credit rating and maintaining that is very important to me. Paying off these cards and having a single monthly payment would make things more manageable for me.

Member Payment Dependent Notes Series 1101367

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1101367	$35,000	$35,000	8.90%	1.00%	January 25, 2012	January 23, 2015	January 23, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1101367. Member loan 1101367 was requested on January 9, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,333 / month
Current employer:	n/a	Debt-to-income ratio:	18.83%
Length of employment:	2 years	Location:	Canal Winchester, OH

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/09/12 > To provide funding of project and operational development within the health sector.<br>

A credit bureau reported the following information about this borrower member on January 9, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,378.00	Public Records On File:	0
Revolving Line Utilization:	71.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the reason why you carry a large revolving credit balance.	These balances related to travel and other business devlopment related expenses that has been inccured. We have secured client contracts that will enable me to pay off these balances in the very near future.

Member Payment Dependent Notes Series 1101402

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1101402	$11,000	$11,000	11.71%	1.00%	January 31, 2012	January 24, 2015	January 24, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1101402. Member loan 1101402 was requested on January 10, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Citibank	Debt-to-income ratio:	7.42%
Length of employment:	1 year	Location:	FRESH MEADOWS, NY

Home town:
Current & past employers:	Citibank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 10, 2012:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2007	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,905.00	Public Records On File:	0
Revolving Line Utilization:	46.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)?	Approximately $4,000.

Member Payment Dependent Notes Series 1101635

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1101635	$20,000	$20,000	8.90%	1.00%	January 26, 2012	January 23, 2015	January 23, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1101635. Member loan 1101635 was requested on January 9, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,167 / month
Current employer:	sogomon s hair studio	Debt-to-income ratio:	4.87%
Length of employment:	7 years	Location:	LOS ANGELES, CA

Home town:
Current & past employers:	sogomon s hair studio
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 9, 2012:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2007	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,857.00	Public Records On File:	0
Revolving Line Utilization:	6.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are you buying?	Kitchen appliance and home furniture.
What is your intended use for the loan proceeds?	Have to buy Kitchen appliance and home furniture.

Member Payment Dependent Notes Series 1101985

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1101985	$5,700	$5,700	7.51%	1.00%	January 25, 2012	January 24, 2015	January 24, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1101985. Member loan 1101985 was requested on January 10, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,583 / month
Current employer:	n/a	Debt-to-income ratio:	24.95%
Length of employment:	n/a	Location:	NEW BERN, NC

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/10/12 > simply to lower interest rate on owed money<br><br> Borrower added on 01/10/12 > loan is to pay out a high interest rate credit card<br>

A credit bureau reported the following information about this borrower member on January 10, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,901.00	Public Records On File:	0
Revolving Line Utilization:	65.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 1102196

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1102196	$30,000	$30,000	15.96%	1.00%	January 31, 2012	January 24, 2015	January 24, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1102196. Member loan 1102196 was requested on January 10, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$26,000 / month
Current employer:	EmCare	Debt-to-income ratio:	7.58%
Length of employment:	2 years	Location:	Moultrie, GA

Home town:
Current & past employers:	EmCare
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/10/12 > Noncosmetic dental work<br>

A credit bureau reported the following information about this borrower member on December 25, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	57
Revolving Credit Balance:	$5,178.00	Public Records On File:	0
Revolving Line Utilization:	11.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 1102430

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1102430	$12,000	$12,000	14.65%	1.00%	January 31, 2012	January 24, 2015	January 24, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1102430. Member loan 1102430 was requested on January 10, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,175 / month
Current employer:	TULANE UNIVERSITY HOSPITAL AND CLINNICS	Debt-to-income ratio:	9.02%
Length of employment:	3 years	Location:	SLIDELL, LA

Home town:
Current & past employers:	TULANE UNIVERSITY HOSPITAL AND CLINNICS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/10/12 > debt consolidation for higher interest loans totaling 13800.00 (these were taken in12/2011 for $800 and 1/2012 for $13000). These loans were for a higher interest rate than what you offered and does't completely consolidate debt that i was hoping to cover. req. overage to complete home suscession.<br>

A credit bureau reported the following information about this borrower member on January 4, 2012:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1988	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	39
Revolving Credit Balance:	$13,700.00	Public Records On File:	1
Revolving Line Utilization:	50.20%	Months Since Last Record:	103
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
If you have a public record on file, please briefly explain the event and its resolution.	I was widowed in my early 30's and lost an entire salary from my household. As much restitution was made on debts owed and I continued to make payments but they were either late or insufficient to meet the expected amount. So I had to try and start over and still be able to maintain my car and my residence.

Member Payment Dependent Notes Series 1102560

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1102560	$7,000	$7,000	6.62%	1.00%	January 25, 2012	January 30, 2015	January 30, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1102560. Member loan 1102560 was requested on January 16, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,750 / month
Current employer:	Chau Almaden	Debt-to-income ratio:	9.26%
Length of employment:	< 1 year	Location:	NATIONAL CITY, CA

Home town:
Current & past employers:	Chau Almaden
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 13, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,138.00	Public Records On File:	0
Revolving Line Utilization:	66.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 1104082

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1104082	$12,800	$12,800	15.96%	1.00%	January 30, 2012	January 25, 2015	January 25, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1104082. Member loan 1104082 was requested on January 11, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	Avizet	Debt-to-income ratio:	7.72%
Length of employment:	6 years	Location:	RICHMOND, VA

Home town:
Current & past employers:	Avizet
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 11, 2012:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1987	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,606.00	Public Records On File:	0
Revolving Line Utilization:	72.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 1104104

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1104104	$35,000	$35,000	8.90%	1.00%	January 30, 2012	January 26, 2015	January 26, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1104104. Member loan 1104104 was requested on January 12, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,417 / month
Current employer:	NEW YORK POLICE SUPPLY, INC	Debt-to-income ratio:	22.52%
Length of employment:	10+ years	Location:	PITTSFORD, NY

Home town:
Current & past employers:	NEW YORK POLICE SUPPLY, INC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/12/12 > CASH FLOW FOR FUNDING CURRENT ORDERS.THESE ARE LARGE CONTRACTS THAT ORDER MONTHLY.<br><br> Borrower added on 01/12/12 > CASH FLOW FOR CONTRACT ORDERS<br>

A credit bureau reported the following information about this borrower member on January 12, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1975	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$93,455.00	Public Records On File:	0
Revolving Line Utilization:	52.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you provide some high level financials on the monthly costs / revenue of your business?	IN BUSINESS FOR 25 YEARS, DO ABOUT 2 MILLION IN SALES. HAVE LARGE ORDERS IN HAND THAT NEED DEPOSITS ,ETC
Please explain the reason why you carry a large revolving credit balance.	WE HAVE LARGE ORDERS WITH POLICE AGENCIES NATIONWIDE. THEY ALWAYS PAY, BUT SLOWLY.
What type of business are you starting?	WE ARE ESTABLISHED. IN BUSINESS FOR 25 YEARS.
Please describe your experience/familiarity with the business you are starting/started?	NOT A START UP. IN BUSINESS OVER 25 YEARS
What is your intended use for the loan proceeds?	CASH FLOW FOR ORDERS IN HAND
Please describe your experience/familiarity with the business you are starting/started?	NOT A START UP. IN BUSINESS OVER 25 YEARS
Please explain the reason why you carry a large revolving credit balance.	WE HAVE LARGE ORDERS WITH POLICE AGENCIES NATIONWIDE. THEY ALWAYS PAY, BUT SLOWLY.

Member Payment Dependent Notes Series 1104184

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1104184	$6,000	$6,000	16.77%	1.00%	January 27, 2012	February 2, 2015	February 2, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1104184. Member loan 1104184 was requested on January 19, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,400 / month
Current employer:	M Shah MD	Debt-to-income ratio:	9.29%
Length of employment:	6 years	Location:	St petersburg, FL

Home town:
Current & past employers:	M Shah MD
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 12, 2012:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	8	Months Since Last Delinquency:	7
Revolving Credit Balance:	$281.00	Public Records On File:	0
Revolving Line Utilization:	18.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	home repair.
What is your intended use for the loan proceeds?	for home improvements.
Please provide additional details regarding the purpose of the loan.	for home improvements

Member Payment Dependent Notes Series 1104610

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1104610	$18,200	$18,200	19.03%	1.00%	January 27, 2012	January 25, 2017	January 25, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1104610. Member loan 1104610 was requested on January 11, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,915 / month
Current employer:	westeside finishing	Debt-to-income ratio:	13.82%
Length of employment:	10+ years	Location:	enfield, CT

Home town:
Current & past employers:	westeside finishing
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/12/12 > My goal is to have 1 payment and payoff the first lending club loan , and the one main loan to have 1 payment monthly and keep good credit<br>

A credit bureau reported the following information about this borrower member on January 11, 2012:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	54
Revolving Credit Balance:	$245.00	Public Records On File:	0
Revolving Line Utilization:	1.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	lending club loan , one main finacial, one credit card to pay off all three consolidate them
What is your intended use for the loan proceeds?	to have one monthly payment
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	no rent or utilities just food and insurance
Please explain the reason why you carry a large revolving credit balance.	trying to pay all debt
Which debts do you plan to pay off with this loan?	lending club then one main
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	lending club loan , one main finacial, one credit card to pay off all three consolidate them
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)?	none
Which debts do you plan to pay off with this loan?	lending club then one main
What is your intended use for the loan proceeds?	to have one monthly payment
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	all i want to do is pay off two loans to make one payment instead of having 2 seperate payments and wanted to have some extra spending money to get back onto my feet again

Member Payment Dependent Notes Series 1104648

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1104648	$35,000	$35,000	21.67%	1.00%	January 27, 2012	January 25, 2017	January 25, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1104648. Member loan 1104648 was requested on January 11, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,000 / month
Current employer:	Foundation for American Veterans	Debt-to-income ratio:	8.86%
Length of employment:	10+ years	Location:	canton, MI

Home town:
Current & past employers:	Foundation for American Veterans
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/14/12 > Business Loan

A credit bureau reported the following information about this borrower member on January 11, 2012:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1973	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	67
Revolving Credit Balance:	$36,543.00	Public Records On File:	0
Revolving Line Utilization:	75.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	We have to travel to California to do a random sampling of the contents of the vault to make sure the old movies and tv shows are still in good condition. We also have to incorporate the company with retainers for the attorney's. We have a signed contract for the purchase and a deposit made to the estate's escrow. Investors are in place for the larger financing. The sampling could take a couple of weeks or more.
What is your intended use for the loan proceeds?	We have to travel to California to do a random sampling of the contents of the vault to make sure the old movies and tv shows are still in good condition. We also have to incorporate the company with retainers for the attorney's. We have a signed contract for the purchase and a deposit made to the estate's escrow. Investors are in place for the larger financing. The sampling could take a couple of weeks or more.
Please explain the reason why you carry a large revolving credit balance.	see highlighted note (in yellow) below, I can not answer these questions
What type of business are you starting?	I started my company to raise seed money for the Red Skelton group to get the due diligence done for the major investors to come in. For that I will be a Vice President handling the financing and sponsor advertising. That company is buying the complete catalog of Red Skelton including all his TV shows, (640), his 31 movies, home movies and more.
Please describe your experience/familiarity with the business you are starting/started?	I have experience in raising money for various types of projects. My position will be VP of the new company and finding sponsors for advertising, as well as owning a piece of the company.
What is your intended use for the loan proceeds?	We have to travel to California to do a random sampling of the contents of the vault to make sure the old movies and tv shows are still in good condition. We also have to incorporate the company with retainers for the attorney's. We have a signed contract for the purchase and a deposit made to the estate's escrow. Investors are in place for the larger financing. The sampling could take a couple of weeks or more.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	I am not allowed to answer this question, sorry.
What type of business are you starting?	I started my company to raise seed money for the Red Skelton group to get the due diligence done for the major investors to come in. For that I will be a Vice President handling the financing and sponsor advertising. That company is buying the complete catalog of Red Skelton including all his TV shows, (640), his 31 movies, home movies and more.
Please explain the reason why you carry a large revolving credit balance.	see highlighted note (in yellow) below, I can not answer these questions
Can you provide some high level financials on the monthly costs / revenue of your business?	Don't have any, company set up just to provide financing for the due diligence part of the project. Expected pay back of loans to be received back at closing of the complete package, time less than 6 months.
What will be the largest expense in the first six months?	Time and travel to California to complete the random sampling of the contents of the vault and attorney costs.
What do you project your monthly revenues for the first 6 months to be?	Until closing, none. Will have enough in loan proceeds to cover the payments for 6 months and if needed after that, I will be able to pay them.
What type of business are you starting?	I started my company to raise seed money for the Red Skelton group to get the due diligence done for the major investors to come in. For that I will be a Vice President handling the financing and sponsor advertising. That company is buying the complete catalog of Red Skelton including all his TV shows, (640), his 31 movies, home movies and more.
Please explain the reason why you carry a large revolving credit balance.	see highlighted note (in yellow) below, I can not answer these questions
What type of business are you starting?	I started my company to raise seed money for the Red Skelton group to get the due diligence done for the major investors to come in. For that I will be a Vice President handling the financing and sponsor advertising. That company is buying the complete catalog of Red Skelton including all his TV shows, (640), his 31 movies, home movies and more.

Member Payment Dependent Notes Series 1104690

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1104690	$30,000	$30,000	20.89%	1.00%	January 26, 2012	January 26, 2017	January 26, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1104690. Member loan 1104690 was requested on January 12, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	Federal Government- United States Coast Guard	Debt-to-income ratio:	18.18%
Length of employment:	2 years	Location:	HOMESTEAD, FL

Home town:
Current & past employers:	Federal Government- United States Coast Guard
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/12/12 > Debt free in 5 years.<br><br> Borrower added on 01/22/12 > I am responsible when it comes to paying my debt please give me an opportunity to show you. If I don't make the $30,000, I cant pay off my debt in its entirety. I don't want to get myself into more debt instead of out so I would need to cancel this loan. Please help.<br>

A credit bureau reported the following information about this borrower member on January 12, 2012:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	50
Revolving Credit Balance:	$12,106.00	Public Records On File:	0
Revolving Line Utilization:	36.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
If you have a delinquency in the last 2 years, please explain the reason.	I have not had a delinquency in the last 2 years. If my credit report shows that I have then I need to dispute that matter. I was delinquent was several years ago after a move overseas. I have always paid my bills on time and feel that I am a responsible individual.
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)?	I have a great deal with my houses expenses $600 monthly
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	My current debt interest rates run from 6-16% depending on what it is. I have credit card and loan debt that I want to clear up.
Which debts do you plan to pay off with this loan?	All my debt except $7000 that I would owe on my car.
Which debts do you plan to pay off with this loan?	All my debt except $7000 that I would owe on my car.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	My current debt interest rates run from 6-16% depending on what it is. I have credit card and loan debt that I want to clear up.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Thankfully my monthly expenses are very little compare to my debt in total $800 monthly.
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	The money is going to pay off all my credit card and loan debt I have, including most of my car debt.
Please explain the reason why you carry a large revolving credit balance.	Oh boy that's a good question. Several factors play into why, but mainly family situations that have made me the main helper for the rest of the family. Now everyone is doing better and I am stuck with the debt and they cant help pay it back. Learned a good lesson, learned to say no!
Which debts do you plan to pay off with this loan?	All my debt except $7000 that I would owe on my car.
What is your intended use for the loan proceeds?	I intend on paying all of my debt so that I can be debt free. I am planning on buying a home in the near future (a few years) and would like that to be my only debt. Thank you for any and all help provided!
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	My current debt interest rates run from 6-16% depending on what it is. I have credit card and loan debt that I want to clear up.
Which debts do you plan to pay off with this loan?	All my debt except $7000 that I would owe on my car.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	My current debt interest rates run from 6-16% depending on what it is. I have credit card and loan debt that I want to clear up.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	My current debt interest rates run from 6-16% depending on what it is. I have credit card and loan debt that I want to clear up.

Member Payment Dependent Notes Series 1104722

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1104722	$18,000	$18,000	17.58%	1.00%	January 30, 2012	January 25, 2015	January 25, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1104722. Member loan 1104722 was requested on January 11, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	interstate outdoor	Debt-to-income ratio:	11.16%
Length of employment:	10+ years	Location:	Sicklerville, NJ

Home town:
Current & past employers:	interstate outdoor
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/11/12 > get of debt<br>

A credit bureau reported the following information about this borrower member on January 11, 2012:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	39
Revolving Credit Balance:	$20,458.00	Public Records On File:	0
Revolving Line Utilization:	86.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	i have 23,000 in credit card debt, i have not missed or been late on a payment in years, my interest rate on most of these cards is anywhere from 26 to 30%.... i had bad credit about 20 years ago and when i got these cards those were my rates...
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	i have 23,000 in credit card debt, i have not missed or been late on a payment in years, my interest rate on most of these cards is anywhere from 26 to 30%.... i had bad credit about 20 years ago and when i got these cards those were my rates...
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	i have 23,000 in credit card debt, i have not missed or been late on a payment in years, my interest rate on most of these cards is anywhere from 26 to 30%.... i had bad credit about 20 years ago and when i got these cards those were my rates...

Member Payment Dependent Notes Series 1104781

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1104781	$10,000	$10,000	10.65%	1.00%	January 25, 2012	January 26, 2015	January 26, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1104781. Member loan 1104781 was requested on January 12, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,975 / month
Current employer:	St Joseph Medical Center	Debt-to-income ratio:	22.44%
Length of employment:	10+ years	Location:	FLEETWOOD, PA

Home town:
Current & past employers:	St Joseph Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/12/12 > A few years ago this money was in the stock market carrying 0% interest. Then the market went south and rates went north, over 25%! Never a late payment and always employed. Soon I'll be on your side of the fence, debt-free forever.<br><br> Borrower added on 01/13/12 > Help me realize my 3-year-plan to become debt-free! I always pay on time and I've been employed at the same firm for almost 20 years. Many happy returns!<br>

A credit bureau reported the following information about this borrower member on January 12, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,874.00	Public Records On File:	0
Revolving Line Utilization:	81.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	When I attempt to respond, Big Brother says I may be revealing my identity.
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)?	Mortgage payment, including taxes and insurance, is $2,318. Responsibility is shared with other household income.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	When I attempt to respond, Big Brother says I may be revealing my identity.
Which debts do you plan to pay off with this loan?	Two credit cards of $5,000 each (rates of 25% and 27%)

Member Payment Dependent Notes Series 1104896

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1104896	$35,000	$35,000	19.42%	1.00%	January 27, 2012	January 25, 2017	January 25, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1104896. Member loan 1104896 was requested on January 11, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	AXA Advisors	Debt-to-income ratio:	11.94%
Length of employment:	3 years	Location:	ROCHESTER, NY

Home town:
Current & past employers:	AXA Advisors
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/11/12 > To consolidate and pay off hogh interest credit cards, as well as help pay for home repair costs.<br>

A credit bureau reported the following information about this borrower member on December 7, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,204.00	Public Records On File:	0
Revolving Line Utilization:	62.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	my monthly expenses currently total to approximately 2000
What is your intended use for the loan proceeds?	consolidate some high interest credit cards and help pay for home repairs
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	I am consolidating high interest credit cards with aboit 15000, and paying home repair costs with the other 15000
Which debts do you plan to pay off with this loan?	I have 4 credit cards with interest rates near 30 percent, I plan to have one payment now making it less interest and more convienient

Member Payment Dependent Notes Series 1105139

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1105139	$25,475	$25,475	19.03%	1.00%	January 27, 2012	January 25, 2017	January 25, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1105139. Member loan 1105139 was requested on January 11, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,702 / month
Current employer:	NBC Universal	Debt-to-income ratio:	20.67%
Length of employment:	< 1 year	Location:	MIAMI, FL

Home town:
Current & past employers:	NBC Universal
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 11, 2012:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1988	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	23
Revolving Credit Balance:	$24,081.00	Public Records On File:	0
Revolving Line Utilization:	64.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	I would like to consolidate my CC bills. To be able to purchase a home this year.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Rent, CC bills, and Car payments.
If you have a delinquency in the last 2 years, please explain the reason.	None
Please explain the reason why you carry a large revolving credit balance.	I have been carrying a lot of debt for a couple years transferring from one card to another. I want to consolidate to one payment now.
Which debts do you plan to pay off with this loan?	My CC bills

Member Payment Dependent Notes Series 1105194

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1105194	$10,000	$10,000	11.71%	1.00%	January 27, 2012	January 25, 2015	January 25, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1105194. Member loan 1105194 was requested on January 11, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,800 / month
Current employer:	city &county of san francisco airport	Debt-to-income ratio:	5.87%
Length of employment:	1 year	Location:	sacramento, CA

Home town:
Current & past employers:	city &county of san francisco airport
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 11, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,198.00	Public Records On File:	0
Revolving Line Utilization:	63.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 1105249

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1105249	$30,000	$30,000	23.13%	1.00%	January 25, 2012	January 27, 2017	January 27, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1105249. Member loan 1105249 was requested on January 13, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	US Army	Debt-to-income ratio:	17.52%
Length of employment:	10+ years	Location:	ABERDEEN, NC

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/13/12 > Debt Consolidation loan to combine 6 different loans to 6 different lenders of different types of loans and/or credit in order to pay this debt off more efficiently and timely.<br><br> Borrower added on 01/17/12 > I will be using this loan to combine all of the secured, unsecured, and revolving credit that I currently have. I currently pay six different lenders, at different rates, and at different times. Consolidating allow me to more efficiently, effectively, and quickly pay this debt off.<br>

A credit bureau reported the following information about this borrower member on January 13, 2012:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,804.00	Public Records On File:	0
Revolving Line Utilization:	95.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	All of my current outstanding loans and credit cards / lines of credit. Consolidate into one easy to pay bill that I can pay off more efficiently than I am currently with six different lenders.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	All of my current outstanding loans and credit cards / lines of credit. Consolidate into one easy to pay bill that I can pay off more efficiently than I am currently with six different lenders.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	All of my current outstanding loans and credit cards / lines of credit. Consolidate into one easy to pay bill that I can pay off more efficiently than I am currently with six different lenders.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	All of my current outstanding loans and credit cards / lines of credit. Consolidate into one easy to pay bill that I can pay off more efficiently than I am currently with six different lenders.
Which debts do you plan to pay off with this loan?	I carry a large revolving credit balance because I have worked hard at paying my non revolving credit debts first. I am looking to consolidate all my credit debts into one, easier to manage and pay off loan.
Please explain the reason why you carry a large revolving credit balance.	I carry a large revolving credit balance because I have worked hard at paying my non revolving credit debts first. I am looking to consolidate all my credit debts into one, easier to manage and pay off loan.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	My current monthey expenses equal $1600.00
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	All of my current outstanding loans and credit cards / lines of credit. Consolidate into one easy to pay bill that I can pay off more efficiently than I am currently with six different lenders.
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)?	My monthly expenses amount to $1600.00
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	All of my current outstanding loans and credit cards / lines of credit. Consolidate into one easy to pay bill that I can pay off more efficiently than I am currently with six different lenders.
Which debts do you plan to pay off with this loan?	I carry a large revolving credit balance because I have worked hard at paying my non revolving credit debts first. I am looking to consolidate all my credit debts into one, easier to manage and pay off loan.
Please explain the reason why you carry a large revolving credit balance.	I carry a large revolving credit balance because I have worked hard at paying my non revolving credit debts first. I am looking to consolidate all my credit debts into one, easier to manage and pay off loan.
What is your intended use for the loan proceeds?	I am looking to consolidate all my credit debts into one, easier to manage and pay off loan, instead of paying six different interest rates to six different lenders.
Please explain the reason why you carry a large revolving credit balance.	I carry a large revolving credit balance because I have worked hard at paying my non revolving credit debts first. I am looking to consolidate all my credit debts into one, easier to manage and pay off loan.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	All of my current outstanding loans and credit cards / lines of credit. Consolidate into one easy to pay bill that I can pay off more efficiently than I am currently with six different lenders.
Which debts do you plan to pay off with this loan?	I carry a large revolving credit balance because I have worked hard at paying my non revolving credit debts first. I am looking to consolidate all my credit debts into one, easier to manage and pay off loan.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	All of my current outstanding loans and credit cards / lines of credit. Consolidate into one easy to pay bill that I can pay off more efficiently than I am currently with six different lenders.
Please explain the reason why you carry a large revolving credit balance.	I carry a large revolving credit balance because I have worked hard at paying my non revolving credit debts first. I am looking to consolidate all my credit debts into one, easier to manage and pay off loan.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	All of my current outstanding loans and credit cards / lines of credit. Consolidate into one easy to pay bill that I can pay off more efficiently than I am currently with six different lenders.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	My current monthey expenses equal $1600.00
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	All of my current outstanding loans and credit cards / lines of credit. Consolidate into one easy to pay bill that I can pay off more efficiently than I am currently with six different lenders.
If you have a delinquency in the last 2 years, please explain the reason.	No delinquencies in over the last two years....
If you have a public record on file, please briefly explain the event and its resolution.	I am not sure what you mean by this question. What do you mean be "public record on file"?
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	This loan is for one purpose only. I will be using this loan to consolidate all of my current outstanding debt, whether it be revolving, secured, or unsecured. This consolidation will allow me to more effiently and quickly pay this debt off.
If you are paying a mortgage, please break down all monthly housing related expenses (mortgage payment, insurance, taxes, etc).	I pay 1200 a month in housing related expenses. This amount includes all mortgage payments, insurance, and taxes.

Member Payment Dependent Notes Series 1105457

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1105457	$12,000	$12,000	6.62%	1.00%	January 25, 2012	January 25, 2015	January 25, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1105457. Member loan 1105457 was requested on January 11, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,000 / month
Current employer:	Matanuska Susitna School District	Debt-to-income ratio:	6.51%
Length of employment:	10+ years	Location:	Big Lake, AK

Home town:
Current & past employers:	Matanuska Susitna School District
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 11, 2012:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1986	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,804.00	Public Records On File:	0
Revolving Line Utilization:	50.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 1105557

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1105557	$25,475	$25,475	19.03%	1.00%	January 25, 2012	January 26, 2017	January 26, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1105557. Member loan 1105557 was requested on January 12, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	ING	Debt-to-income ratio:	17.45%
Length of employment:	5 years	Location:	WETHERSFIELD, CT

Home town:
Current & past employers:	ING
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 12, 2012:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,818.00	Public Records On File:	0
Revolving Line Utilization:	93.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 1105602

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1105602	$35,000	$35,000	7.90%	1.00%	January 25, 2012	January 25, 2015	January 25, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1105602. Member loan 1105602 was requested on January 11, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	American Seafoods Company, LLC	Debt-to-income ratio:	4.96%
Length of employment:	6 years	Location:	LYNNWOOD, WA

Home town:
Current & past employers:	American Seafoods Company, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 11, 2012:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,738.00	Public Records On File:	0
Revolving Line Utilization:	26.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	I am in debt for about US$ 10K. My main concern is to help my parents. As of now, I am paying as maksimum as $320 per month. An interest is 8.9 & 12.9 percent

Member Payment Dependent Notes Series 1105653

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1105653	$12,000	$12,000	7.90%	1.00%	January 25, 2012	January 25, 2015	January 25, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1105653. Member loan 1105653 was requested on January 11, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,083 / month
Current employer:	California Medical Facility	Debt-to-income ratio:	4.65%
Length of employment:	6 years	Location:	Vallejo, CA

Home town:
Current & past employers:	California Medical Facility
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/11/12 > Pay off tax debt and high interest credit cards<br>

A credit bureau reported the following information about this borrower member on January 11, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,611.00	Public Records On File:	0
Revolving Line Utilization:	76.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 1105691

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1105691	$5,000	$5,000	7.90%	1.00%	January 25, 2012	January 26, 2015	January 26, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1105691. Member loan 1105691 was requested on January 12, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,000 / month
Current employer:	n/a	Debt-to-income ratio:	0.00%
Length of employment:	n/a	Location:	San Leandro, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 12, 2012:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are the balances, interest rates, and monthly payments on any other auto obligations?	Not sure what you are asking?

Member Payment Dependent Notes Series 1106084

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1106084	$25,000	$25,000	12.42%	1.00%	January 26, 2012	January 31, 2015	January 31, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1106084. Member loan 1106084 was requested on January 17, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	Zelman Studios INC	Debt-to-income ratio:	1.05%
Length of employment:	10+ years	Location:	SAN DIEGO, CA

Home town:
Current & past employers:	Zelman Studios INC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 17, 2012:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,839.00	Public Records On File:	0
Revolving Line Utilization:	29.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	Looking to fix up a couple of things on the house that we bought and consolidate some debt.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	The only issue is a 45k tax bill. We have a payment plan for the first 25k ( for $485 per month) but we have two payments of 11,200 that we need to pay in the next few months. We have always made quarterly payments so this was never an issue but we switched account/bookkeeper in 2010 and they failed to make the mandatory payments so now we are trying to resolve this issue by requesting this loan and switching account/bookkeeper. We have already paid more then 60% of our 2011 tax bill.
Which debts do you plan to pay off with this loan?	We are looking to pay off 24k of our 2010 taxes bill. The additional 25k has been put on an easy to pay$425 per month by the IRS. We have also paid more then 60% of our 2011 tax bill. For more information please read the previous requested question. Thanks!

Member Payment Dependent Notes Series 1106426

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1106426	$30,000	$30,000	10.65%	1.00%	January 31, 2012	January 26, 2015	January 26, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1106426. Member loan 1106426 was requested on January 12, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,833 / month
Current employer:	Panzar Management	Debt-to-income ratio:	20.22%
Length of employment:	7 years	Location:	BELLMORE, NY

Home town:
Current & past employers:	Panzar Management
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 12, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,333.00	Public Records On File:	0
Revolving Line Utilization:	25.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 1106468

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1106468	$20,000	$20,000	14.65%	1.00%	January 31, 2012	January 26, 2017	January 26, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1106468. Member loan 1106468 was requested on January 12, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Palamino Rv	Debt-to-income ratio:	11.47%
Length of employment:	10+ years	Location:	UNION CITY, MI

Home town:
Current & past employers:	Palamino Rv
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/12/12 > Debit consolidation loan<br>

A credit bureau reported the following information about this borrower member on January 12, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,421.00	Public Records On File:	0
Revolving Line Utilization:	70.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	hsbc card services $2,700 ballance 15%int. 75$ per month payment. hsbc card services $4,500 ballance 15%int. $125.00 per month payment. discover card $4,000 ballance 16%int.$125.00 per month payment.car payment $2,000 ballance 8%int $250.00 per month payment.juniper card services $6,000 ballance 16%int $200.00 per month payment.chase card $1,500 ballance 12%int. $25.00 per month payment.mortgage $27,000 ballance 8%int. $625.00 per month payment.
Please explain the reason why you carry a large revolving credit balance.	kids,christmas,hospital bills,household appliances and repairs,and unexpected auto repairs are probably the main reasons for my large revolving credit balance.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	hsbc card services $2,700 ballance 15%int. 75$ per month payment. hsbc card services $4,500 ballance 15%int. $125.00 per month payment. discover card $4,000 ballance 16%int.$125.00 per month payment.car payment $2,000 ballance 8%int $250.00 per month payment.juniper card services $6,000 ballance 16%int $200.00 per month payment.chase card $1,500 ballance 12%int. $25.00 per month payment.mortgage $27,000 ballance 8%int. $625.00 per month payment.
Which debts do you plan to pay off with this loan?	I plan on paying off all my credit card bills ,car payment,irs,hospital bills
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	hsbc card services $2,700 ballance 15%int. 75$ per month payment. hsbc card services $4,500 ballance 15%int. $125.00 per month payment. discover card $4,000 ballance 16%int.$125.00 per month payment.car payment $2,000 ballance 8%int $250.00 per month payment.juniper card services $6,000 ballance 16%int $200.00 per month payment.chase card $1,500 ballance 12%int. $25.00 per month payment.mortgage $27,000 ballance 8%int. $625.00 per month payment.
Which debts do you plan to pay off with this loan?	I plan on paying off all my credit card bills ,car payment,irs,hospital bills

Member Payment Dependent Notes Series 1106489

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1106489	$7,000	$7,000	7.90%	1.00%	January 25, 2012	January 26, 2015	January 26, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1106489. Member loan 1106489 was requested on January 12, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,708 / month
Current employer:	Armour-Eckrich Meats	Debt-to-income ratio:	19.72%
Length of employment:	< 1 year	Location:	Farmington, MI

Home town:
Current & past employers:	Armour-Eckrich Meats
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/12/12 > debt consolidation loan<br>

A credit bureau reported the following information about this borrower member on January 12, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	22
Revolving Credit Balance:	$2,297.00	Public Records On File:	0
Revolving Line Utilization:	60.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	I owe the State of Michigan about $3000 for an overpayment of unemployment benefits, and the I.R S about $3000 in back taxes.Both are charging exorbitant interst, and consolidating the two balances with my credit card debt which is at 18% will save me a lot of money. I dont have a mortgage, and my parents are paying for my car
If you have a delinquency in the last 2 years, please explain the reason.	none

Member Payment Dependent Notes Series 1106504

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1106504	$15,000	$15,000	7.90%	1.00%	January 26, 2012	January 28, 2015	January 28, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1106504. Member loan 1106504 was requested on January 14, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Victory Outreach Bellflower	Debt-to-income ratio:	14.07%
Length of employment:	10+ years	Location:	DOWNEY, CA

Home town:
Current & past employers:	Victory Outreach Bellflower
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/14/12 > This is a great loan and opportunity to pay off my debts faster. As you can see through my payment history, I pay a couple hundred dollars more each month, and I do on time payments. With this loan, not only will I pay on time each month, but I will get ahead in life faster and happier. Thank You.<br>

A credit bureau reported the following information about this borrower member on January 12, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	60
Revolving Credit Balance:	$14,280.00	Public Records On File:	0
Revolving Line Utilization:	60.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	With this loan I can cover all my credit cards. Instead of paying each seperately, which would take longer for me to pay these off. The whole amount of the loan I receive will indeed go toward credit cards. I will be able to pay them off and will have only one bill to pay. Thank You
Which debts do you plan to pay off with this loan?	With this loan I will be able to pay off all my credit cards. I'm not sure about listing the creditors names, but if you need to know, I will list them.

Member Payment Dependent Notes Series 1106551

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1106551	$2,250	$2,250	10.65%	1.00%	January 31, 2012	January 26, 2015	January 26, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1106551. Member loan 1106551 was requested on January 12, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,417 / month
Current employer:	G4S	Debt-to-income ratio:	0.62%
Length of employment:	9 years	Location:	Portland, OR

Home town:
Current & past employers:	G4S
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/12/12 > I have been successfully navigating the court system but the stress has been nearly overwhelming. I need to hire an attorney to take some of the stress off of me. The funds would go to the attorney retainer fee and court costs. Thank you for your consideration.<br><br> Borrower added on 01/13/12 > I've been successfully navigating the court system but at times it becomes nearly overwhelming, I need to hire an attorney to take as much of the stress off of me as possible.<br><br>This loan would be used to fund my attorney retainer and court fees.<br><br>Thank you for your consideration.<br>

A credit bureau reported the following information about this borrower member on January 4, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	67
Revolving Credit Balance:	$346.00	Public Records On File:	0
Revolving Line Utilization:	69.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 1106603

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1106603	$19,500	$19,500	10.65%	1.00%	January 25, 2012	January 30, 2015	January 30, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1106603. Member loan 1106603 was requested on January 16, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,417 / month
Current employer:	AIM NATIONALEASE	Debt-to-income ratio:	19.41%
Length of employment:	8 years	Location:	BARTLETT, IL

Home town:
Current & past employers:	AIM NATIONALEASE
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 16, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,610.00	Public Records On File:	0
Revolving Line Utilization:	67.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	I AM TRYING TO CLEAR UP (2) CREDIT CARDS AT 18.9%. THEY JUMPED UP FROM 12%. NO OTHER EXPENSES AND OWN MY HOME.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	OWN MY HOME, OWE NOTHING ELSE, WANT A LOWER RATE.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	OWN MY HOME, OWE NOTHING ELSE, WANT A LOWER RATE.

Member Payment Dependent Notes Series 1106661

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1106661	$30,000	$30,000	19.42%	1.00%	January 26, 2012	January 26, 2017	January 26, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1106661. Member loan 1106661 was requested on January 12, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	sedona fire district	Debt-to-income ratio:	10.61%
Length of employment:	3 years	Location:	DEWEY, AZ

Home town:
Current & past employers:	sedona fire district
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/16/12 > Our credit history reflects our commitment to settle these debts, your investment will be returned. Thank you<br><br> Borrower added on 01/21/12 > These funds will be used exclusively to pay off our debt. I am in a full time career in the Public Safety field. My career is secure, as is my personal life. I am a good investment. Thank you!<br><br> Borrower added on 01/23/12 > Just 3 days left to invest on our future, and yours. You will not be disappointed!<br><br> Borrower added on 01/23/12 > I have been in my career, Public Safety for over 5 years. I also work in Education. My finances are secure. Our intent is to consolidate all payments into this one Lending Club loan. Pay it off in 5 years and be done with all but our Mortgage. The asking amount<br> will cover all of our debts.<br>

A credit bureau reported the following information about this borrower member on January 12, 2012:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,012.00	Public Records On File:	0
Revolving Line Utilization:	73.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Credit cards; 1, $2287.00, (mnthy $66.00), 15.24%. #2 $11,797.00, (mnthy $252.00), 13.24%, #3 $5664.00, (mnthy $91.00), 13.99%. #4 $6844.00, (mnthy $177.00), 21.99%. #5 $224.00, (mnthy $28.00), 25.99%. <br>Student loan; $13181.00, (mnthy $150.00), 6.8%.<br>Auto loan; $9000.00, (mnthy $280.00), 7.2%<br>Home Mortgage; $202,000.00, (mnthy $1319.00), 3.46%<br>This loan will pay off all credit cards and pay down auto, target debt free 60 months, excluding mortgage!
What is your intended use for the loan proceeds?	This is a debt consolidation loan. This will consolidate all debts into one lump payment that will effectively reduce the multiple payments, that are always paid on time, and effectively reduce the length of debt repayment.
Please explain the reason why you carry a large revolving credit balance.	Immaturity in or finances at a young age. We have carried these balances for many years, there was also a business start up that did not succeed. We have been making minimum payments on all but one, which we pay extra on. As you can see were never late and always pay. However, at this rate we will be paying these debts for 23 years minimum. With this loan we will be debt free in 5 years. except our Mortgage.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Credit cards; 1, $2287.00, (mnthy $66.00), 15.24%. #2 $11,797.00, (mnthy $252.00), 13.24%, #3 $5664.00, (mnthy $91.00), 13.99%. #4 $6844.00, (mnthy $177.00), 21.99%. #5 $224.00, (mnthy $28.00), 25.99%. <br>Student loan; $13181.00, (mnthy $150.00), 6.8%.<br>Auto loan; $9000.00, (mnthy $280.00), 7.2%<br>Home Mortgage; $202,000.00, (mnthy $1319.00), 3.46%<br>This loan will pay off all credit cards and pay down auto, target debt free 60 months, excluding mortgage!
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Credit cards; 1, $2287.00, (mnthy $66.00), 15.24%. #2 $11,797.00, (mnthy $252.00), 13.24%, #3 $5664.00, (mnthy $91.00), 13.99%. #4 $6844.00, (mnthy $177.00), 21.99%. #5 $224.00, (mnthy $28.00), 25.99%. <br>Student loan; $13181.00, (mnthy $150.00), 6.8%.<br>Auto loan; $9000.00, (mnthy $280.00), 7.2%<br>Home Mortgage; $202,000.00, (mnthy $1319.00), 3.46%<br>This loan will pay off all credit cards and pay down auto, target debt free 60 months, excluding mortgage!
Please explain the reason why you carry a large revolving credit balance.	Immaturity in or finances at a young age. We have carried these balances for many years, there was also a business start up that did not succeed. We have been making minimum payments on all but one, which we pay extra on. As you can see were never late and always pay. However, at this rate we will be paying these debts for 23 years minimum. With this loan we will be debt free in 5 years. except our Mortgage.
What is your intended use for the loan proceeds?	This is a debt consolidation loan. This will consolidate all debts into one lump payment that will effectively reduce the multiple payments, that are always paid on time, and effectively reduce the length of debt repayment.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Mortgage/$1319.00, transportation/$200.00, utilities/$200.00, phone/ $120.00, insurance $250.00, food $250.00, etc/$200.00
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Credit cards; 1, $2287.00, (mnthy $66.00), 15.24%. #2 $11,797.00, (mnthy $252.00), 13.24%, #3 $5664.00, (mnthy $91.00), 13.99%. #4 $6844.00, (mnthy $177.00), 21.99%. #5 $224.00, (mnthy $28.00), 25.99%. <br>Student loan; $13181.00, (mnthy $150.00), 6.8%.<br>Auto loan; $9000.00, (mnthy $280.00), 7.2%<br>Home Mortgage; $202,000.00, (mnthy $1319.00), 3.46%<br>This loan will pay off all credit cards and pay down auto, target debt free 60 months, excluding mortgage!
Which debts do you plan to pay off with this loan?	All of our credit debt, the student loan and our car loan will be paid in full by the 49 th month of the term of this loan.

Member Payment Dependent Notes Series 1106700

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1106700	$17,000	$17,000	15.27%	1.00%	January 31, 2012	January 26, 2015	January 26, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1106700. Member loan 1106700 was requested on January 12, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	buttercup dairy	Debt-to-income ratio:	12.55%
Length of employment:	9 years	Location:	CORAM, NY

Home town:
Current & past employers:	buttercup dairy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/12/12 > debt consolidation<br>

A credit bureau reported the following information about this borrower member on January 12, 2012:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	28	Months Since Last Delinquency:	19
Revolving Credit Balance:	$17,998.00	Public Records On File:	0
Revolving Line Utilization:	66.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
If you have a delinquency in the last 2 years, please explain the reason.	I had owned a home and it wouldn't sell. I had it listed for 3 years. I had to do a short sale.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	citibank balance-2,079.54 interest-9.24 minimum payment-36.38<br>hsbc balance-2771.31 interest13.99% minimum payment 61.00<br>sears balance-3941.50 interest-25.24% minimum payment 126.03<br>bank of america balance 8459.83 interest on purchases9.24% on cash advance 19.24%
What is your intended use for the loan proceeds?	credit card consolidation
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	monthly<br>rent-1620.00<br>lipa-167.00
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)?	monthly <br>rent 1620.00<br>lipa 167.00
Please explain the reason why you carry a large revolving credit balance.	at the time I owned a house with a high mortgage which I dont have now
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	strictly for credit cards
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	citibank balance-2,079.54 interest-9.24 minimum payment-36.38<br>hsbc balance-2771.31 interest13.99% minimum payment 61.00<br>sears balance-3941.50 interest-25.24% minimum payment 126.03<br>bank of america balance 8459.83 interest on purchases9.24% on cash advance 19.24%

Member Payment Dependent Notes Series 1106724

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1106724	$9,000	$9,000	19.42%	1.00%	January 26, 2012	January 31, 2017	January 31, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1106724. Member loan 1106724 was requested on January 17, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Rest Haven	Debt-to-income ratio:	9.84%
Length of employment:	5 years	Location:	HOLLAND, MI

Home town:
Current & past employers:	Rest Haven
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/17/12 > Consolidation<br>

A credit bureau reported the following information about this borrower member on January 12, 2012:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,124.00	Public Records On File:	0
Revolving Line Utilization:	78.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	I would like to pay off my credit cards so I only have one payment to make every month. I'm never late on my payments it would just be easier that way.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	All of my monthly expenses are with in my means I would just like to pay off my credit cards so I only have one monthly payment. I am never late on my payments but would like to only have to make one payment.
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)?	All of my monthly expenses are with in my means I would just like to pay off my credit cards so I only have one monthly payment. I am never late on my payments but would like to only have to make one payment.
Please explain the reason why you carry a large revolving credit balance.	I have a some credit cards which is why I'm trying to get this loan. I would like to pay them off so I have only one monthly payment. I am never late on my payments but would like to only ave to make one per month
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Some of my interest rates on my credit cards are higher than I would like which is why I would like to pay them off. I'm never late on my payments but I would like to consolidate to only have one monthly payment.
Which debts do you plan to pay off with this loan?	I plan on paying off my credit cards so I have only one monthly payment. I'm never late on my payments but it would be easier to just have one.

Member Payment Dependent Notes Series 1106836

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1106836	$10,000	$10,000	9.91%	1.00%	January 25, 2012	January 26, 2015	January 26, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1106836. Member loan 1106836 was requested on January 12, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Commonwealth of MA - EOHHS	Debt-to-income ratio:	19.68%
Length of employment:	6 years	Location:	Plaistow, NH

Home town:
Current & past employers:	Commonwealth of MA - EOHHS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 12, 2012:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,851.00	Public Records On File:	0
Revolving Line Utilization:	36.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Creditcards: <br>#1 $3400.00 at 21.9 <br>#2 $1600.00 at 19.9% <br>Education loan $6000.00 at 12% <br><br>I am looking to consolidate these bills at lower interest rate and a 3yr payoff plan

Member Payment Dependent Notes Series 1106952

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1106952	$15,075	$15,075	7.90%	1.00%	January 31, 2012	January 26, 2015	January 26, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1106952. Member loan 1106952 was requested on January 12, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,900 / month
Current employer:	GOLDEN CORRAL	Debt-to-income ratio:	18.23%
Length of employment:	< 1 year	Location:	danville , VA

Home town:
Current & past employers:	GOLDEN CORRAL
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/12/12 > I'm buying a sail boat because I want to learn how to sail.In the Chesapeak Bay here in Virginia.Life dream<br>

A credit bureau reported the following information about this borrower member on January 12, 2012:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1984	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,647.00	Public Records On File:	0
Revolving Line Utilization:	15.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are you buying?	Im buying a 31 ft Hunter sailboat.It is in great condition.All sails are new.

Member Payment Dependent Notes Series 1106961

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1106961	$20,000	$20,000	19.03%	1.00%	January 31, 2012	January 26, 2015	January 26, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1106961. Member loan 1106961 was requested on January 12, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Advanced Energy Resources	Debt-to-income ratio:	10.95%
Length of employment:	3 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	Advanced Energy Resources
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 12, 2012:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2007	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,542.00	Public Records On File:	0
Revolving Line Utilization:	75.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	$1,500-$2,000
Please describe your experience/familiarity with the business you are starting/started?	Being an Accountant by profession, I would describe this as a very strong oppurtunity with great return on investements in expansion of existing business, taking it to the next level.
What is your intended use for the loan proceeds?	For oppurtunity in existing startup/fairly new business that requires cash investement.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	$1,500-$2,000
Please explain the reason why you carry a large revolving credit balance.	For the most; Balances on the credit cards were used for the Startup Business investements.
What type of business are you starting?	Energy management and services for commercial and industrial companies in the; N.Y., N.J., Connecticut areas.
Please describe your experience/familiarity with the business you are starting/started?	Being an Accountant by profession, I would describe this as a very strong oppurtunity with great return on investements in expansion of existing business, taking it to the next level.
What do you project your monthly expenses for the first 6 months of your business?	Operating Expenses are 1,200 per month.
What will be the largest expense in the first six months?	Since we are 2 partners that do not take salaries but only take minimal draw from Revenue. We also have outside sales that are paid with Commission from revenue only.<br><br>So, the Rent is the largest expense at $ 800 per month.
What do you project your monthly revenues for the first 6 months to be?	$ 40,000 per month + if we can get the money to invest in the new oppurtunity we will make lots more.
What is your intended use for the loan proceeds?	For oppurtunity in existing startup/fairly new business that requires cash investement.
What is your intended use for the loan proceeds?	For oppurtunity in existing startup/fairly new business that requires cash investement.
What type of business are you starting?	Energy management and services for commercial and industrial companies in the; N.Y., N.J., Connecticut areas.
What type of business are you starting?	Energy management and services for commercial and industrial companies in the; N.Y., N.J., Connecticut areas.

Member Payment Dependent Notes Series 1107068

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1107068	$28,000	$28,000	14.65%	1.00%	January 26, 2012	January 26, 2017	January 26, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1107068. Member loan 1107068 was requested on January 12, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,333 / month
Current employer:	Trader Joes	Debt-to-income ratio:	20.54%
Length of employment:	9 years	Location:	SILVER SPRING, MD

Home town:
Current & past employers:	Trader Joes
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 12, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,594.00	Public Records On File:	0
Revolving Line Utilization:	36.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	I will allocate $13,000.00 my debts consolidation, $ 10,000.00 toward a down payment for my first home and $ 5,000.00 for my business.
What is your intended use for the loan proceeds?	If my loan is approved, I will allocate $13,000.00 to my debts consolidation, $10,000.00 toward a down payment for my first home and $5,000.00 for my business.
What is your intended use for the loan proceeds?	If my loan is approved, I will allocate $13,000.00 to my debts consolidation, $10,000.00 toward a down payment for my first home and $5,000.00 for my business.
Please describe your experience/familiarity with the business you are starting/started?	I m very familiar with the business. I analyzed the market as well as the competitors in order to set up a marketing strategy. This business is a potential money maker
Please describe your experience/familiarity with the business you are starting/started?	I m very familiar with the business. I analyzed the market as well as the competitors in order to set up a marketing strategy. This business is a potential money maker
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)?	Rent $ 900.00, utilities $50.00, renter's insurance $120 a year.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Rent $900/month<br>Phone$55/month<br>Utilities $50/ month<br>Insurance $120/year<br>Food $240/month
If you are paying a mortgage, please break down all monthly housing related expenses (mortgage payment, insurance, taxes, etc).	I don t have a mortgage yet, I want to buy a house

Member Payment Dependent Notes Series 1107348

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1107348	$20,000	$20,000	12.42%	1.00%	January 30, 2012	January 27, 2015	January 27, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1107348. Member loan 1107348 was requested on January 13, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Scripps Mercy Hospital	Debt-to-income ratio:	17.09%
Length of employment:	5 years	Location:	TEMECULA, CA

Home town:
Current & past employers:	Scripps Mercy Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/13/12 > This loan is to be used to consoladate all our credit cards into one monthly payment so we can pay them off sooner .<br>

A credit bureau reported the following information about this borrower member on January 13, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,689.00	Public Records On File:	0
Revolving Line Utilization:	67.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the total balance of your credit cards, interest rates and current monthly payments?	Total balance: $ 20,000.00 with interest rate between 8.99% through 26.99%. Total monthly payment is $ 600.00
Please itemize for each of the credit cards you plan to pay off the card name (Visa, MasterCard, etc - Please not include bank issuer of card), outstanding balance, current interest rate, and current minimum monthly payment.	American Express (1 card): total balance $ 1,752 with 15.24% APR and monthly payment of $66<br>Master (1 card): total balance $ 395 with 14.99% APR and monthly payment of $25<br>VISA (7 cards): total balance $ 17,869 with APR between 8.99%-26.99% and min. payments between $25-$195/month

Member Payment Dependent Notes Series 1107390

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1107390	$15,275	$15,275	14.27%	1.00%	January 25, 2012	January 27, 2015	January 27, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1107390. Member loan 1107390 was requested on January 13, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	21.76%
Length of employment:	10+ years	Location:	Baton Rouge, LA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/14/12 > It is time to make changes to save for the future. I feel it is time to restructure my finances in a way that benefit me. I have everything I want right now except a new house. I have a great job that I have been working at for the past 11 years and plan to be there for many more to come.<br>

A credit bureau reported the following information about this borrower member on January 13, 2012:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,911.00	Public Records On File:	0
Revolving Line Utilization:	93.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	I am wanting to pay down my credit cards so I can get ready to buy a house in 2014.<br>It is time to start restructuring my spending and continue working on my good credit.

Member Payment Dependent Notes Series 1107537

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1107537	$18,000	$18,000	20.30%	1.00%	January 30, 2012	January 27, 2017	January 27, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1107537. Member loan 1107537 was requested on January 13, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	Internal Revenue Service	Debt-to-income ratio:	11.19%
Length of employment:	1 year	Location:	EATON RAPIDS, MI

Home town:
Current & past employers:	Internal Revenue Service
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 13, 2012:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	56	Months Since Last Delinquency:	49
Revolving Credit Balance:	$20,409.00	Public Records On File:	0
Revolving Line Utilization:	76.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)?	I own my home. The monthly mortgage payment is $1,100. The $1,100 includes includes taxes and insurance for the year. I do not have a home equity loan or line of credit. The utilities are approximately $400 per month total.
Please explain the reason why you carry a large revolving credit balance.	I tried to help a friend in need and it back fired. Now I have lots of debt to payoff.
What is your total minimum monthly payments for all credit cards and what will it be including this loan and the payoff?	This loan will pay off all my credit cards but one. Currently I pay approximately $700 per month total minimum payments for all credit cards. If this loan in funded in full then my total monthly payment will drop to $580 or less.
What is the total balance of your credit cards, interest rates and current monthly payments?	First credit card balance 650, annual interest rate 21%, min pymt 25. Second credit card balance 1633, annual interest rate 25.99%, min pymt 62. Third credit card balance 1648, annual interest rate 22.99%, min pymt 50. Fourth credit card balance 1155, annual interest rate 24.90%, min pymt 39. Fifth credit card balance 15473, annual interest rate 21.24%, min pymt 550. Sorry about the format but the system wouldn't let me post it any other way.
What is your intended use for the loan proceeds?	I will pay off my credit cards with the loan proceeds.
Please itemize for each of the credit cards you plan to pay off the card name (Visa, MasterCard, etc - Please not include bank issuer of card), outstanding balance, current interest rate, and current minimum monthly payment.	I tried to to answer this question and the system will not let me post specific numbers. This is the systems response:<br>Looks like you may have included information which might reveal your identity to potential investors. Please revise your answer.
If you have a delinquency in the last 2 years, please explain the reason.	I haven't had a delinquency in the last 2 years. The last time I was late on any payment was 2007.
What is your intended use for the loan proceeds?	I will pay off my credit cards with the loan proceeds.

Member Payment Dependent Notes Series 1107540

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1107540	$15,000	$15,000	6.03%	1.00%	January 26, 2012	January 27, 2015	January 27, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1107540. Member loan 1107540 was requested on January 13, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,417 / month
Current employer:	CENG LLC	Debt-to-income ratio:	6.25%
Length of employment:	10+ years	Location:	Annapolis, MD

Home town:
Current & past employers:	CENG LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 13, 2012:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,459.00	Public Records On File:	0
Revolving Line Utilization:	11.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	I am using the money to consolidate a couple credit cards and also for some home improvements that are long overdue. Thanks for your support!
Please explain the reason why you carry a large revolving credit balance.	I buy everything with my credit cards and usually pay them off every month.
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	I am going to consolidate a couple credit cards at about $6000, the remaining will be used for some home improvements that are long overdue.

Member Payment Dependent Notes Series 1107690

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1107690	$21,750	$21,750	10.65%	1.00%	January 26, 2012	January 31, 2015	January 31, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1107690. Member loan 1107690 was requested on January 17, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Forrester Construction	Debt-to-income ratio:	14.26%
Length of employment:	6 years	Location:	new market md, MD

Home town:
Current & past employers:	Forrester Construction
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 13, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,062.00	Public Records On File:	0
Revolving Line Utilization:	60.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Which debts do you plan to pay off with this loan?	Timeshare with higher interest rate as well as some random credit cards.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	The debts I want to consolidate are $16000 at 27% for a timesare. I pay $300 a mnth. A few missalanious Credit card debts...at $2000 a peice wiyth higher interest rates...I pay random amounts per month. I need $6000 for other.... My student loans are $116 but will soon be deferd due to student status.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	The debts I want to consolidate are $16000 at 27% for a timesare. I pay $300 a mnth. A few missalanious Credit card debts...at $2000 a peice wiyth higher interest rates...I pay random amounts per month. I need $6000 for other.... My student loans are $116 but will soon be deferd due to student status.

Member Payment Dependent Notes Series 1107791

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1107791	$11,000	$11,000	10.65%	1.00%	January 30, 2012	January 27, 2015	January 27, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1107791. Member loan 1107791 was requested on January 13, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,667 / month
Current employer:	BlackRock	Debt-to-income ratio:	12.35%
Length of employment:	4 years	Location:	North Brunswick, NJ

Home town:
Current & past employers:	BlackRock
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 13, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	29
Revolving Credit Balance:	$10,160.00	Public Records On File:	0
Revolving Line Utilization:	60.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
If you have a delinquency in the last 2 years, please explain the reason.	I don't have any delinquency in the last two years. I've been on time with all my payments including the last lending club loan, which I paid off early.
Please explain the reason why you carry a large revolving credit balance.	It's only been since Oct that I have had a large revolving credit balance. I had an emergency purchase for one of the credit cards that I had paid off but had to put about a $5500 charge on it and just been trying to pay it off as much as I can along with the other credit cards that I owe money to. With the interest being so high is one of the reason I'm asking to borrow to consolidate all the money that I owe into one so I wouldn't be paying multiple bills with high interest rates at once.

Member Payment Dependent Notes Series 1107869

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1107869	$17,000	$17,000	20.89%	1.00%	January 26, 2012	January 30, 2017	January 30, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1107869. Member loan 1107869 was requested on January 16, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	Modine Manufacturing Company	Debt-to-income ratio:	10.02%
Length of employment:	3 years	Location:	McHenry, IL

Home town:
Current & past employers:	Modine Manufacturing Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/16/12 > I will be using the money to consolidate my credit card debt. I pay my all of my bills on time every month and can afford the monthly payments however I am planning on purchasing a house within the next few years and would like to have my credit card debt gone. Thank you for your consideration.<br>

A credit bureau reported the following information about this borrower member on January 16, 2012:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	32
Revolving Credit Balance:	$18,137.00	Public Records On File:	0
Revolving Line Utilization:	88.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	All of the proceeds will go to paying off my outstanding credit card balances. With paying only the minimum payments, my debt is not coming down. However, with this loan, it will enable me to pay the balances off
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	•My current expenses including credit card payments are $2,200 a month.
Please explain the reason why you carry a large revolving credit balance.	I incurred moving expenses, had several car repairs and with only paying the minimum monthly payments, the balances are not going down.
What is the total balance of your credit cards, interest rates and current monthly payments?	My credit card balances total approximately $18,000 and the interest rates range between 16.9% and 25.24%. My minimum payments total $460.
Please itemize for each of the credit cards you plan to pay off the card name (Visa, MasterCard, etc - Please not include bank issuer of card), outstanding balance, current interest rate, and current minimum monthly payment.	Interest Min Pay Balance<br> Visa 17.90% $ 25.00 $ 421.00 <br> Visa 17.90% $ 25.00 $ 451.00 <br> Mastercard 16.90% $ 25.00 $ 376.00 <br> Mastercard 22.90% $150.00 $5,370.00 <br> Retail 25.24% $ 25.00 $2,213.63 <br> Gas 24.99% $ 30.00 $1,031.00 <br> Mastercard 16.00% $150.00 $6,300.00
Please itemize for each of the credit cards you plan to pay off the card name (Visa, MasterCard, etc - Please not include bank issuer of card), outstanding balance, current interest rate, and current minimum monthly payment.	Interest Min Pay Balance<br> Visa 17.90% $ 25.00 $ 421.00 <br> Visa 17.90% $ 25.00 $ 451.00 <br> Mastercard 16.90% $ 25.00 $ 376.00 <br> Mastercard 22.90% $150.00 $5,370.00 <br> Retail 25.24% $ 25.00 $2,213.63 <br> Gas 24.99% $ 30.00 $1,031.00 <br> Mastercard 16.00% $150.00 $6,300.00
What is your total minimum monthly payments for all credit cards and what will it be including this loan and the payoff?	My total minimum monthly credit card payment is $460.00 and the loan payment will be $458.00 for a period of 5 years.
If you have a delinquency in the last 2 years, please explain the reason.	I have not been delinquent in the last 2 years.
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)?	My current expenses including credit card payments are $2,200 a month.

Member Payment Dependent Notes Series 1107893

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1107893	$21,000	$21,000	16.77%	1.00%	January 25, 2012	January 27, 2015	January 27, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1107893. Member loan 1107893 was requested on January 13, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,819 / month
Current employer:	CGH Med CTR	Debt-to-income ratio:	18.43%
Length of employment:	10+ years	Location:	STERLING, IL

Home town:
Current & past employers:	CGH Med CTR
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/13/12 > I have been in the Medical field and with my current employer for twenty years.<br><br> Borrower added on 01/15/12 > The purpose of this loan is to pay off credit card debt that went from 1.9-5% APR to 18%, 22% and 30% APR. The banks did this regardless of paying on time. I would like to have one payment a month. I own my house and car.<br>

A credit bureau reported the following information about this borrower member on January 13, 2012:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	20
Revolving Credit Balance:	$32,117.00	Public Records On File:	0
Revolving Line Utilization:	70.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)?	I own my house. Taxes are $2000 a year. Utilities are low. Gas, electric water, and garbage run about $200 a month. Insurance is $250 a year. I have no leans or lines of credit on the house.
Please explain the reason why you carry a large revolving credit balance.	It was used to renovate and furnish my house. The interest was low when i used credit. The rates have gone up alot. I chose not to borrow against my house that I own. Borrowing this money will allow me to get out of debt faster. Monthly payments are always made on time. But the debt is not being retired as fast as i would like.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	I own my house. Visa $8,000 30% APR $256 a month. Capital One Business Visa $5,000 19% APR %150 a month, Menards Home improvment card $5,000 19% APR $150 a month. Citibank VIsa $3,000 21% APR $133 a month. I have a Best Buy card with a open credit of $1500. I have an AMerican Express card. But that does not carry a balance. No student loans.
Which debts do you plan to pay off with this loan?	High interest credit cards. I will be left with one card. American express. No monthly balance is carried.
If you have a delinquency in the last 2 years, please explain the reason.	None never have had any.
Please explain the reason why you carry a large revolving credit balance.	It was used to renovate and furnish my house. The interest was low when i used credit. The rates have gone up alot. I chose not to borrow against my house that I own. Borrowing this money will allow me to get out of debt faster. Monthly payments are always made on time. But the debt is not being retired as fast as i would like.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	I own my house. Monthly expense are about $1,100 a month.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	I own my house. Visa $8,000 30% APR $256 a month. Capital One Business Visa $5,000 19% APR %150 a month, Menards Home improvment card $5,000 19% APR $150 a month. Citibank VIsa $3,000 21% APR $133 a month. I have a Best Buy card with a open credit of $1500. I have an AMerican Express card. But that does not carry a balance. No student loans.
If you have a public record on file, please briefly explain the event and its resolution.	I have none.

Member Payment Dependent Notes Series 1108114

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1108114	$12,000	$12,000	8.90%	1.00%	January 30, 2012	January 29, 2015	January 29, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1108114. Member loan 1108114 was requested on January 15, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,200 / month
Current employer:	US NAVY	Debt-to-income ratio:	8.81%
Length of employment:	4 years	Location:	PHILADELPHIA, PA

Home town:
Current & past employers:	US NAVY
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/12 > I am looking to consolidate all of my loans. I am in the US Navy and will be for at least the next three years. Solid, reliable, income.740 Credit Score.<br>

A credit bureau reported the following information about this borrower member on January 15, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,519.00	Public Records On File:	0
Revolving Line Utilization:	43.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 1108369

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1108369	$11,000	$11,000	6.62%	1.00%	January 30, 2012	January 27, 2015	January 27, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1108369. Member loan 1108369 was requested on January 13, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Fairlake at Weston	Debt-to-income ratio:	14.28%
Length of employment:	9 years	Location:	WESTON, FL

Home town:
Current & past employers:	Fairlake at Weston
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 13, 2012:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,425.00	Public Records On File:	0
Revolving Line Utilization:	35.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the reason why you carry a large revolving credit balance.	Was unemployed for three months because of a physical injury. Credit was used to pay bills & rent
Which debts do you plan to pay off with this loan?	All
Which debts do you plan to pay off with this loan?	All
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	The loan amount

Member Payment Dependent Notes Series 1108562

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1108562	$10,000	$10,000	9.91%	1.00%	January 25, 2012	January 28, 2015	January 28, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1108562. Member loan 1108562 was requested on January 14, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,400 / month
Current employer:	los angeles county sheriff's dept	Debt-to-income ratio:	12.91%
Length of employment:	10+ years	Location:	north hollywood, CA

Home town:
Current & past employers:	los angeles county sheriff's dept
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 14, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	22
Revolving Credit Balance:	$23,006.00	Public Records On File:	0
Revolving Line Utilization:	71.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
If you have a delinquency in the last 2 years, please explain the reason.	There is no delinquency. Did a loan mod, paid what the bank told me to. They show it as late, when it never was. Cant clear it from my credit.Wells fargo won't let it go.
If you have a delinquency in the last 2 years, please explain the reason.	There is no delinquency. Did a loan mod, paid what the bank told me to. They show it as late, when it never was. Cant clear it from my credit.Wells fargo won't let it go.

Member Payment Dependent Notes Series 1108718

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1108718	$7,500	$7,500	6.03%	1.00%	January 25, 2012	January 28, 2015	January 28, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1108718. Member loan 1108718 was requested on January 14, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,667 / month
Current employer:	Patterson Dental Supply	Debt-to-income ratio:	24.19%
Length of employment:	10+ years	Location:	Champaign, IL

Home town:
Current & past employers:	Patterson Dental Supply
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 14, 2012:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,254.00	Public Records On File:	0
Revolving Line Utilization:	72.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	it's for medical reasons. I am gonna have surgery at the end of the month and will not get paid for 3 months off. I need money to pay for all my expenses as well as doctor and physical therapy visits.
Please explain the reason why you carry a large revolving credit balance.	I needed to remodel my bathroom & 2 bedrooms. The house is very old And outdated. The bathroom sink & walls were falling apart.

Member Payment Dependent Notes Series 1108999

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1108999	$18,750	$18,750	18.25%	1.00%	January 30, 2012	January 28, 2017	January 28, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1108999. Member loan 1108999 was requested on January 14, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	Aspen Skiing Company	Debt-to-income ratio:	12.54%
Length of employment:	10+ years	Location:	CARBONDALE, CO

Home town:
Current & past employers:	Aspen Skiing Company
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 14, 2012:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	55
Revolving Credit Balance:	$11,232.00	Public Records On File:	0
Revolving Line Utilization:	41.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the reason why you carry a large revolving credit balance.	I have 3 credit cards that were used to pay for school and I want to pay them all off.
Which debts do you plan to pay off with this loan?	I plan on paying off the 3 credit cards that I currently have balances on from paying for school.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Credit Card #1-$10,000 balance (card used to pay for school) current interest rate 29.9%<br>Credit Card #2-$5,000 balance (card used to pay for books/supplies) current interest rate 29.9%<br>Credit Card #3-$5,000 balance current interest rate is 19.9%
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Morgage-$600<br>utilities-$100<br>Phone-$50<br>insurance-$80<br>Food/medication-$200<br>Gas-$150
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Credit Card #1-$10,000 balance (card used to pay for school) current interest rate 29.9%<br>Credit Card #2-$5,000 balance (card used to pay for books/supplies) current interest rate 29.9%<br>Credit Card #3-$5,000 balance current interest rate is 19.9%

Member Payment Dependent Notes Series 1109069

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1109069	$10,000	$10,000	8.90%	1.00%	January 30, 2012	January 28, 2015	January 28, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1109069. Member loan 1109069 was requested on January 14, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	rancho foods	Debt-to-income ratio:	24.74%
Length of employment:	10+ years	Location:	LOS ANGELES, CA

Home town:
Current & past employers:	rancho foods
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 14, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,653.00	Public Records On File:	0
Revolving Line Utilization:	51.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	i intend to pay off credit card debts and hope to have only this particular payment, which has less interest.

Member Payment Dependent Notes Series 1109178

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1109178	$19,400	$19,400	11.71%	1.00%	January 26, 2012	January 31, 2017	January 31, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1109178. Member loan 1109178 was requested on January 17, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Clark County Nevada, Dept. of Aviation	Debt-to-income ratio:	15.98%
Length of employment:	5 years	Location:	LAS VEGAS, NV

Home town:
Current & past employers:	Clark County Nevada, Dept. of Aviation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/12 > My goal is to consolidate to a lower interest rate, this will allow me to repay my debt in less time.<br>

A credit bureau reported the following information about this borrower member on January 14, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,004.00	Public Records On File:	0
Revolving Line Utilization:	77.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	debt consolidation, wanting to reduce faster with lower, secured interest rate.

Member Payment Dependent Notes Series 1109475

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1109475	$15,000	$15,000	13.49%	1.00%	January 25, 2012	January 29, 2015	January 29, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1109475. Member loan 1109475 was requested on January 15, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,250 / month
Current employer:	WPIX-Channel 11	Debt-to-income ratio:	14.06%
Length of employment:	10+ years	Location:	South Orange, NJ

Home town:
Current & past employers:	WPIX-Channel 11
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/17/12 > After improving my credit score recently, I am looking to eliminate some high interest debt, to make my payments manageble.<br><br> Borrower added on 01/17/12 > After improving my credit score recently, I would like to eliminate some high interest debt and make my payments more manageable.<br>

A credit bureau reported the following information about this borrower member on January 15, 2012:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,514.00	Public Records On File:	0
Revolving Line Utilization:	72.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the reason why you carry a large revolving credit balance.	Several of my credit card balance are the result, I believe of the financial crisis and the pinch felt by banks who found themselves having to reap more profits to offset new regulation. I had two cards who I had impeccable record with reward me by boosting my interest to almost 30 percent, and lowering my credit limits. My aim is to relieve myself of the high interst and concentrate on taking bigger chunks ou of existing debts.
Which debts do you plan to pay off with this loan?	High interst credit cards, one higher interst loan, and then smaller revolving accounts so that I can focus on taking bigger chunks of debt and cleaning them sooner. He I can focus on saving with n ey towards an eventual clearing of all debts other than my car note.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	First will be a high interst cc. This was a card that I was never late with, but who rewarded my loyalty by raising my interst rate to almost 30 percent. Thy did this as my credit rating was improving. Next, I have a high interst loan that I would take great pleasure in discarding.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	First will be a high interst cc. This was a card that I was never late with, but who rewarded my loyalty by raising my interst rate to almost 30 percent. Thy did this as my credit rating was improving. Next, I have a high interst loan that I would take great pleasure in discarding.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	First will be a high interst cc. This was a card that I was never late with, but who rewarded my loyalty by raising my interst rate to almost 30 percent. Thy did this as my credit rating was improving. Next, I have a high interst loan that I would take great pleasure in discarding.
Which debts do you plan to pay off with this loan?	High interst credit cards, one higher interst loan, and then smaller revolving accounts so that I can focus on taking bigger chunks of debt and cleaning them sooner. He I can focus on saving with n ey towards an eventual clearing of all debts other than my car note.
Please explain the reason why you carry a large revolving credit balance.	Several of my credit card balance are the result, I believe of the financial crisis and the pinch felt by banks who found themselves having to reap more profits to offset new regulation. I had two cards who I had impeccable record with reward me by boosting my interest to almost 30 percent, and lowering my credit limits. My aim is to relieve myself of the high interst and concentrate on taking bigger chunks ou of existing debts.
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	Two high interest credit cards and high interest loan. Eliminating them will allows me use some savings to knock out the smaller balanced cards in less time.

Member Payment Dependent Notes Series 1109477

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1109477	$15,000	$15,000	7.90%	1.00%	January 25, 2012	January 29, 2015	January 29, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1109477. Member loan 1109477 was requested on January 15, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	bmw of manhattan	Debt-to-income ratio:	9.42%
Length of employment:	10+ years	Location:	BRONX, NY

Home town:
Current & past employers:	bmw of manhattan
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 15, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,802.00	Public Records On File:	0
Revolving Line Utilization:	57.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 1109555

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1109555	$25,000	$25,000	14.65%	1.00%	January 26, 2012	January 29, 2017	January 29, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1109555. Member loan 1109555 was requested on January 15, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Quad/Graphics	Debt-to-income ratio:	11.52%
Length of employment:	10+ years	Location:	New Berlin, WI

Home town:
Current & past employers:	Quad/Graphics
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/16/12 > Debt consolidation. Additional information upon request.<br>

A credit bureau reported the following information about this borrower member on January 15, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,953.00	Public Records On File:	0
Revolving Line Utilization:	58.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Which debts do you plan to pay off with this loan?	My credit cards and unsecured loans. Thank you. Please let me know if you have any other questions.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	$905 rent, $90, utilities, pay insurance 2x a year, $50/week food. Gas every two weeks.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Student loan is in deferment. Credit cards $6100 $5700 (17-19percent). Rent $905 Loan $350. Thanks!

Member Payment Dependent Notes Series 1109652

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1109652	$2,300	$2,300	10.65%	1.00%	January 27, 2012	January 29, 2015	January 29, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1109652. Member loan 1109652 was requested on January 15, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Dixon Unified School District	Debt-to-income ratio:	6.62%
Length of employment:	4 years	Location:	DAVIS, CA

Home town:
Current & past employers:	Dixon Unified School District
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 15, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	31
Revolving Credit Balance:	$8,272.00	Public Records On File:	0
Revolving Line Utilization:	75.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 1109768

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1109768	$6,400	$6,400	16.77%	1.00%	January 25, 2012	January 29, 2015	January 29, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1109768. Member loan 1109768 was requested on January 15, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Guardsmark	Debt-to-income ratio:	18.21%
Length of employment:	2 years	Location:	SPOKANE, WA

Home town:
Current & past employers:	Guardsmark
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 15, 2012:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,104.00	Public Records On File:	0
Revolving Line Utilization:	68.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 1109782

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1109782	$18,000	$18,000	17.58%	1.00%	January 26, 2012	January 29, 2017	January 29, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1109782. Member loan 1109782 was requested on January 15, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Hallmark Cards	Debt-to-income ratio:	17.72%
Length of employment:	5 years	Location:	TOLLAND, CT

Home town:
Current & past employers:	Hallmark Cards
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 9, 2012:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,513.00	Public Records On File:	0
Revolving Line Utilization:	69.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 1109894

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1109894	$15,000	$15,000	8.90%	1.00%	January 25, 2012	January 30, 2015	January 30, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1109894. Member loan 1109894 was requested on January 16, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Research Pharmaceutical Services Inc	Debt-to-income ratio:	22.56%
Length of employment:	< 1 year	Location:	Chalfont, PA

Home town:
Current & past employers:	Research Pharmaceutical Services Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 16, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,963.00	Public Records On File:	0
Revolving Line Utilization:	34.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 1109936

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1109936	$22,250	$22,250	18.25%	1.00%	January 31, 2012	January 29, 2017	January 29, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1109936. Member loan 1109936 was requested on January 15, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Central Hudson Gas and Electric Corp.	Debt-to-income ratio:	12.48%
Length of employment:	4 years	Location:	Germantown, NY

Home town:
Current & past employers:	Central Hudson Gas and Electric Corp.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/17/12 > Consolidating 3 credit cards. Great credit, secure career with great income. Have never defaulted on any line of credit whatsoever.<br>

A credit bureau reported the following information about this borrower member on January 15, 2012:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,998.00	Public Records On File:	0
Revolving Line Utilization:	76.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	I have a mortgage $2700.00 p/month, motorcycle loan, $250 p/mnth,car loan,$165 p/mnth, and 3 credit cards that have an average of $7000 balances each with interest rates on average of 20%.
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)?	All combined(mortgage,car payments, utilities and credit cards) my monthly expenses are about $1800.00
Please explain the reason why you carry a large revolving credit balance.	Most of the revolving debt is from the 3 credit cards I am trying to consolidate with this loan, I purchased a home and used the lines of credit for improvements,furniture,etc.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	I have a mortgage $2700.00 p/month, motorcycle loan, $250 p/mnth,car loan,$165 p/mnth, and 3 credit cards that have an average of $7000 balances each with interest rates on average of 20%.
Which debts do you plan to pay off with this loan?	The three credit cards I have. A Lowes card, Capital one mastercard, and Mid Hudson Valley Federal Credit union Visa.

Member Payment Dependent Notes Series 1110001

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1110001	$18,000	$18,000	7.90%	1.00%	January 31, 2012	January 29, 2015	January 29, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1110001. Member loan 1110001 was requested on January 15, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Quik Trip	Debt-to-income ratio:	9.40%
Length of employment:	10+ years	Location:	kansas city, KS

Home town:
Current & past employers:	Quik Trip
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 15, 2012:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,561.00	Public Records On File:	0
Revolving Line Utilization:	33.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the reason why you carry a large revolving credit balance.	my husband and i recently got married and we are trying to consolidate our debts together in as few amount of loans as possible.

Member Payment Dependent Notes Series 1110012

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1110012	$8,000	$8,000	7.51%	1.00%	January 25, 2012	January 30, 2015	January 30, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1110012. Member loan 1110012 was requested on January 16, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Japan 77	Debt-to-income ratio:	20.76%
Length of employment:	2 years	Location:	GLENDALE HEIGHTS, IL

Home town:
Current & past employers:	Japan 77
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 16, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,768.00	Public Records On File:	0
Revolving Line Utilization:	45.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the reason why you carry a large revolving credit balance.	I lost my for three month and I used the credit card to pay my bills.

Member Payment Dependent Notes Series 1110032

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1110032	$10,000	$10,000	11.71%	1.00%	January 30, 2012	January 30, 2015	January 30, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1110032. Member loan 1110032 was requested on January 16, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Heritage Rehabilitation Center	Debt-to-income ratio:	8.40%
Length of employment:	3 years	Location:	TORRANCE, CA

Home town:
Current & past employers:	Heritage Rehabilitation Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/16/12 > debt consolidation<br><br> Borrower added on 01/16/12 > debt consolidation<br>

A credit bureau reported the following information about this borrower member on January 16, 2012:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,404.00	Public Records On File:	0
Revolving Line Utilization:	69.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 1110261

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1110261	$27,050	$27,050	10.65%	1.00%	January 25, 2012	January 30, 2017	January 30, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1110261. Member loan 1110261 was requested on January 16, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Rural Champaign County Special Education	Debt-to-income ratio:	10.87%
Length of employment:	4 years	Location:	St. Joseph, IL

Home town:
Current & past employers:	Rural Champaign County Special Education
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/16/12 > Professional Relocation<br><br> Borrower added on 01/16/12 > Relocation<br>

A credit bureau reported the following information about this borrower member on January 16, 2012:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	33
Revolving Credit Balance:	$2,092.00	Public Records On File:	0
Revolving Line Utilization:	9.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
If you have a delinquency in the last 2 years, please explain the reason.	I don't believe I have a delinquency. Thank you
Can you specify which relocation expenses you are covering with this loan, and which other expenses you are paying out of pocket?	Preparing house for sale, moving company, travel expense other moving expenses. Dollars above loan amount will be paid out of pocket .
Will some or all of your moving expenses be reimbursed, if so how much?	Possibly some. Anything reimbursed will be paid directly to the loan.
What is your intended use for the loan proceeds?	Moving expenses, preparing house for sale.

Member Payment Dependent Notes Series 1110287

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1110287	$10,800	$10,800	14.27%	1.00%	January 25, 2012	January 30, 2015	January 30, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1110287. Member loan 1110287 was requested on January 16, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	the manor @ birchhill terrace	Debt-to-income ratio:	19.50%
Length of employment:	< 1 year	Location:	Manchester, NH

Home town:
Current & past employers:	the manor @ birchhill terrace
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 16, 2012:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	47
Revolving Credit Balance:	$9,143.00	Public Records On File:	0
Revolving Line Utilization:	35.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 1110339

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1110339	$15,000	$15,000	17.58%	1.00%	January 25, 2012	January 30, 2015	January 30, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1110339. Member loan 1110339 was requested on January 16, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	The Creative Group	Debt-to-income ratio:	13.10%
Length of employment:	1 year	Location:	SAINT LOUIS, MO

Home town:
Current & past employers:	The Creative Group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 16, 2012:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,349.00	Public Records On File:	0
Revolving Line Utilization:	66.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	$1,500 total.

Member Payment Dependent Notes Series 1110396

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1110396	$27,000	$27,000	12.69%	1.00%	January 25, 2012	January 30, 2017	January 30, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1110396. Member loan 1110396 was requested on January 16, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,923 / month
Current employer:	Department of Defense	Debt-to-income ratio:	15.15%
Length of employment:	10+ years	Location:	PEMBROKE PINES, FL

Home town:
Current & past employers:	Department of Defense
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 16, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,617.00	Public Records On File:	0
Revolving Line Utilization:	55.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	rent: $1425.00/month<br>transportation: $75/month (gas & tolls)<br>water & garbage removal: avg. $46/month<br>electricity: avg. $125/month<br>phone: $88/month<br>groceries: $150/month (for 2 vehicles)
Which debts do you plan to pay off with this loan?	I'll be paying off our credit card debt
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	BoA Visa: Bal $6543/mo. pmt $137<br>Cap One Visa: Bal $2687/mo. pmt $63<br>Chase Visa: Bal $4167/mo. pmt $122<br>Chase Visa: Bal $2926/mo. pmt $72<br>Chase Health Adv. Medical Loan: Bal $973/mo. pmt $233<br>Compass Visa: Bal $4083/mo. pmt $41<br>HSBC MasterCard: Bal $5046/mo. pmt $148
Please explain the reason why you carry a large revolving credit balance.	While my husband was unemployed, we could only make minimum payments on our credit cards
Which debts do you plan to pay off with this loan?	I'll be paying off our credit card debt
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	I'd only be using the loan to pay off all of our credit cards
Please explain the reason why you carry a large revolving credit balance.	While my husband was unemployed, we could only make minimum payments on our credit cards

Member Payment Dependent Notes Series 1110498

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1110498	$15,000	$15,000	7.90%	1.00%	January 25, 2012	January 30, 2015	January 30, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1110498. Member loan 1110498 was requested on January 16, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	US Bank	Debt-to-income ratio:	18.21%
Length of employment:	4 years	Location:	Huntington Beach, CA

Home town:
Current & past employers:	US Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/19/12 > Thank you for the few investors that have already helped in funding my loan. This is a plea to those still out there wondering if its a good idea. Let me tell you it is. All I need the money for is to consolidate all my bills in one. I will make all my payments and take care of this loan.<br>

A credit bureau reported the following information about this borrower member on January 16, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,888.00	Public Records On File:	0
Revolving Line Utilization:	35.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 1110517

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1110517	$9,000	$9,000	6.03%	1.00%	January 27, 2012	February 2, 2015	February 2, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1110517. Member loan 1110517 was requested on January 19, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Delhaize Food Lion	Debt-to-income ratio:	5.60%
Length of employment:	10+ years	Location:	CHESAPEAKE, VA

Home town:
Current & past employers:	Delhaize Food Lion
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 19, 2012:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1986	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,587.00	Public Records On File:	0
Revolving Line Utilization:	19.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 1110575

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1110575	$12,250	$12,250	7.90%	1.00%	January 26, 2012	January 30, 2015	January 30, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1110575. Member loan 1110575 was requested on January 16, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,017 / month
Current employer:	wynn las vegas casino	Debt-to-income ratio:	21.88%
Length of employment:	7 years	Location:	LAS VEGAS, NV

Home town:
Current & past employers:	wynn las vegas casino
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/12 > Pay off credit card, stable job, excellent borrower, bills paid on time<br>

A credit bureau reported the following information about this borrower member on January 16, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,657.00	Public Records On File:	0
Revolving Line Utilization:	74.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 1110785

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1110785	$10,000	$10,000	7.51%	1.00%	January 26, 2012	January 30, 2015	January 30, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1110785. Member loan 1110785 was requested on January 16, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	macy's	Debt-to-income ratio:	25.83%
Length of employment:	10+ years	Location:	SUGAR LAND, TX

Home town:
Current & past employers:	macy's
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 16, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	46
Revolving Credit Balance:	$14,195.00	Public Records On File:	0
Revolving Line Utilization:	57.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 1110800

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1110800	$8,000	$8,000	7.90%	1.00%	January 26, 2012	January 30, 2015	January 30, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1110800. Member loan 1110800 was requested on January 16, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Shaw	Debt-to-income ratio:	6.52%
Length of employment:	3 years	Location:	Columbus, AL

Home town:
Current & past employers:	Shaw
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/16/12 > This loan is to pay off a high interest loan that I used to purchase an A/C unit for my house<br>

A credit bureau reported the following information about this borrower member on January 16, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	11
Revolving Credit Balance:	$943.00	Public Records On File:	0
Revolving Line Utilization:	24.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
If you have a delinquency in the last 2 years, please explain the reason.	No

Member Payment Dependent Notes Series 1110888

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1110888	$20,000	$20,000	8.90%	1.00%	January 26, 2012	January 30, 2015	January 30, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1110888. Member loan 1110888 was requested on January 16, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Stemedica Cell Technologies, Inc.	Debt-to-income ratio:	11.23%
Length of employment:	1 year	Location:	SAN DIEGO, CA

Home town:
Current & past employers:	Stemedica Cell Technologies, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 16, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,125.00	Public Records On File:	0
Revolving Line Utilization:	70.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 1110910

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1110910	$10,000	$10,000	7.51%	1.00%	January 26, 2012	January 30, 2015	January 30, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1110910. Member loan 1110910 was requested on January 16, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Hills constructions	Debt-to-income ratio:	18.42%
Length of employment:	3 years	Location:	nantucket, MA

Home town:
Current & past employers:	Hills constructions
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 16, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,980.00	Public Records On File:	0
Revolving Line Utilization:	30.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 1110951

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1110951	$12,800	$12,800	11.71%	1.00%	January 26, 2012	January 31, 2015	January 31, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1110951. Member loan 1110951 was requested on January 17, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Community College	Debt-to-income ratio:	24.58%
Length of employment:	10+ years	Location:	Sutherlin, OR

Home town:
Current & past employers:	Community College
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/17/12 > I want to consolidate my credit card debt. I've worked full time at the same job for 10 years, in a growing industry. I want to simplify my life; getting out of debt sooner at a lower interest rate will help me do that. I love knowing that my interest payments will go to individual investors, too.<br><br> Borrower added on 01/21/12 > Thank you so much to my investors! Your confidence in me gives me confidence that I can and will reach my goals. The first one is to get this debt paid off. A reasonable interest rate will make this happen so much sooner. I can't wait to be in a position to be able to help someone else the same way.<br>

A credit bureau reported the following information about this borrower member on January 17, 2012:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1984	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	40
Revolving Credit Balance:	$16,722.00	Public Records On File:	0
Revolving Line Utilization:	80.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the reason why you carry a large revolving credit balance.	Honestly, it was a gradual accumulation...no one big event. But with the housing crash and the resulting increase in interest rates, I realized it is nuts to have this much debt. I've been making changes to my lifestyle over the past year to prevent accumulating more, and have been chipping away at it bit by bit. But again, the increased interest rates have made it hard to make a dent. I want one payment with a lower rate.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	3 credit cards with respective balances (interest rates) of 2647 (23.24), 1653 (21.99) and 4983 (18.0). 2 credit lines of 1500 (15) and 1250 (24). Total minimum monthly payments of $352. No mortgage. Rent is 375 per month.
Which debts do you plan to pay off with this loan?	I have three credit cards and a line of credit, which is all of my revolving credit, that I will pay off with this loan.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	3 credit cards with respective balances (interest rates) of 2647 (23.24), 1653 (21.99) and 4983 (18.0). 2 credit lines of 1500 (15) and 1250 (24). Total minimum monthly payments of $352. No mortgage. Rent is 375 per month.
Which debts do you plan to pay off with this loan?	I have three credit cards and a line of credit, which is all of my revolving credit, that I will pay off with this loan.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	I don't pay rent, have a mortgage or a car payment. My transportation costs are about $200/month. Utilities total: $175. Phone (land/cellular/internet) $125. Insurance: health is paid, auto & renter's $60.00 per month (although I pay annual bill, not monthly). Food: $400.

Member Payment Dependent Notes Series 1110952

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1110952	$8,500	$8,500	16.29%	1.00%	January 26, 2012	January 31, 2015	January 31, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1110952. Member loan 1110952 was requested on January 17, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	n/a	Debt-to-income ratio:	9.77%
Length of employment:	n/a	Location:	SEATTLE, WA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 17, 2012:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,192.00	Public Records On File:	0
Revolving Line Utilization:	77.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 1111003

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1111003	$8,000	$8,000	6.62%	1.00%	January 26, 2012	January 31, 2015	January 31, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1111003. Member loan 1111003 was requested on January 17, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,750 / month
Current employer:	1800 get thin	Debt-to-income ratio:	17.43%
Length of employment:	2 years	Location:	WEST HOLLYWOOD, CA

Home town:
Current & past employers:	1800 get thin
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/12 > I have $ 8.000 loan with 11.99% interest rate. I want pay just a lower interest rate. I work in very stable medical company. Thank you<br>

A credit bureau reported the following information about this borrower member on January 17, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,034.00	Public Records On File:	0
Revolving Line Utilization:	25.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 1111019

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1111019	$16,000	$16,000	10.65%	1.00%	January 26, 2012	January 30, 2015	January 30, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1111019. Member loan 1111019 was requested on January 16, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	GA Pacific	Debt-to-income ratio:	5.22%
Length of employment:	10+ years	Location:	Stockbridge, GA

Home town:
Current & past employers:	GA Pacific
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/16/12 > This loan is for home improvements and credit card consolidation.<br>

A credit bureau reported the following information about this borrower member on January 16, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,469.00	Public Records On File:	0
Revolving Line Utilization:	93.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 1111072

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1111072	$10,000	$10,000	10.65%	1.00%	January 26, 2012	January 30, 2015	January 30, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1111072. Member loan 1111072 was requested on January 16, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,417 / month
Current employer:	City and County of San Francisco	Debt-to-income ratio:	20.89%
Length of employment:	< 1 year	Location:	Emeryville, CA

Home town:
Current & past employers:	City and County of San Francisco
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/16/12 > Will use these funds to a significantly cheaper residence (approx. $1000 a month less) and provide some reasonable cushion. This move will help complete my family's recovery from a severe collision with a drunk driver a year ago - "full coverage" insurance actually covers shockingly little!<br>

A credit bureau reported the following information about this borrower member on January 16, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38,459.00	Public Records On File:	0
Revolving Line Utilization:	78.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 1111240

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1111240	$12,000	$12,000	6.62%	1.00%	January 30, 2012	January 31, 2015	January 31, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1111240. Member loan 1111240 was requested on January 17, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,500 / month
Current employer:	L.A. County	Debt-to-income ratio:	4.27%
Length of employment:	9 years	Location:	North Hills, CA

Home town:
Current & past employers:	L.A. County
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/17/12 > I am applying for this loan to pay off my outstanding credit card debts. One year ago I took out two credit card loans with zero APR. Unfortunately those rates have expired and am looking to refi to something less than their double digit rates.<br>

A credit bureau reported the following information about this borrower member on January 17, 2012:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,072.00	Public Records On File:	0
Revolving Line Utilization:	42.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your total minimum monthly payments for all credit cards and what will it be including this loan and the payoff?	Using some 'back of the envelope' math, my payments add up to approximately 550 a month. This loan would eliminate approximately $300 worth of minimum payments per month. That said; I have never paid the minimums and have typically pushed 650-750 a month to these accounts. I am FULLY aware that this loan will NOT reduce my MINIMUM payment. This will reduce the length of time I will be indebted to this loan, and essentially halve the amount of interest I pay to creditors. TY for your interest
Please explain the reason why you carry a large revolving credit balance.	17K-Consumer Debt<br>8.5K-Equity Debt

Member Payment Dependent Notes Series 1111378

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1111378	$30,000	$30,000	11.71%	1.00%	January 26, 2012	January 31, 2017	January 31, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1111378. Member loan 1111378 was requested on January 17, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,744 / month
Current employer:	FedEx Express	Debt-to-income ratio:	9.04%
Length of employment:	10+ years	Location:	Burlington, MA

Home town:
Current & past employers:	FedEx Express
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/17/12 > Pay off 2 credit cards<br><br> Borrower added on 01/17/12 > consolidation of 2 credit cards<br>

A credit bureau reported the following information about this borrower member on January 17, 2012:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1980	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,806.00	Public Records On File:	0
Revolving Line Utilization:	41.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	credits cards 15,000 at 17.5 and 12,500 at 18. mortagage rate is 4.25 % around 200,000.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	mogage plus taxs $1600, insurance $78, Utilties around $200, cable+phone $129, transportation free company. food 150 a week.
If you are paying a mortgage, please break down all monthly housing related expenses (mortgage payment, insurance, taxes, etc).	mortgage and taxs $1600, insurance $79, utilities $200, cable and phone $129, anto is company $0, no other loans of any type just the 2 cards
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	mogage plus taxs $1600, insurance $78, Utilties around $200, cable+phone $129, transportation free company. food 150 a week.
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)?	mortgage and taxs $1600, insurance $79, utilities $200, cable and phone $129, anto is company $0, no other loans of any type just the 2 cards
Please explain the reason why you carry a large revolving credit balance.	Home repairs, Helped son out school and with auto repair. just got caught up.

Member Payment Dependent Notes Series 1111624

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1111624	$10,000	$10,000	7.51%	1.00%	January 30, 2012	January 31, 2015	January 31, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1111624. Member loan 1111624 was requested on January 17, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	MaxFlight Corporation	Debt-to-income ratio:	20.07%
Length of employment:	5 years	Location:	TOMS RIVER, NJ

Home town:
Current & past employers:	MaxFlight Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/17/12 > Using this to pay off 2 credit cards.<br>

A credit bureau reported the following information about this borrower member on January 17, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,711.00	Public Records On File:	0
Revolving Line Utilization:	31.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 1111686

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1111686	$17,000	$17,000	8.90%	1.00%	January 30, 2012	January 31, 2015	January 31, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1111686. Member loan 1111686 was requested on January 17, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	Wilkes Barre Twp Police Dept.	Debt-to-income ratio:	12.78%
Length of employment:	6 years	Location:	Wilkes Barre, PA

Home town:
Current & past employers:	Wilkes Barre Twp Police Dept.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/12 > I am paying off high interest credit cards, and other loans. I am also consolidating other bills to reduce debt, and go down to one payment, rather than several different payments.<br>

A credit bureau reported the following information about this borrower member on January 17, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	55
Revolving Credit Balance:	$6,904.00	Public Records On File:	0
Revolving Line Utilization:	9.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 1111687

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1111687	$3,000	$3,000	16.77%	1.00%	January 27, 2012	February 1, 2017	February 1, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1111687. Member loan 1111687 was requested on January 18, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,250 / month
Current employer:	Ozburn Hessey Logistics	Debt-to-income ratio:	21.33%
Length of employment:	3 years	Location:	CARLISLE, PA

Home town:
Current & past employers:	Ozburn Hessey Logistics
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/19/12 > I have been with my company for 3 years and am the only person who fully understands and can run my department, making me a valuable asset to the company. With this loan I plan to make larger or extra payments to ensure it is paid off sooner. I plan on making some renovations to the home I live in.<br>

A credit bureau reported the following information about this borrower member on January 18, 2012:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	41
Revolving Credit Balance:	$3,489.00	Public Records On File:	0
Revolving Line Utilization:	85.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	There are some areas of the house where there isnt a proper seal and bugs are getting into our house. The bathroom needs attention because of mold around the tub and waterheater. I want to get this fixed because of the health effects this could have on my family.
What are you buying?	Tub, wall coverings, drywall, sealant, plaster some tools and odd and ends to finish the jobs

Member Payment Dependent Notes Series 1111689

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1111689	$14,000	$14,000	9.91%	1.00%	January 26, 2012	January 31, 2015	January 31, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1111689. Member loan 1111689 was requested on January 17, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Herman Miller Inc.	Debt-to-income ratio:	15.30%
Length of employment:	10+ years	Location:	Muskegon, MI

Home town:
Current & past employers:	Herman Miller Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 17, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,943.00	Public Records On File:	0
Revolving Line Utilization:	50.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	rent is 100 a month, i would guess around another 250 for everythng else.

Member Payment Dependent Notes Series 1111797

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1111797	$30,000	$30,000	12.42%	1.00%	January 30, 2012	January 31, 2017	January 31, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1111797. Member loan 1111797 was requested on January 17, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,140 / month
Current employer:	US Army Corps of Engineers- US Government	Debt-to-income ratio:	21.15%
Length of employment:	10+ years	Location:	MURFREESBORO, AR

Home town:
Current & past employers:	US Army Corps of Engineers- US Government
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/24/12 > I want to say thanks to all of you that have funded my loan thus far. You will be repaid someday. Thanks.<br>

A credit bureau reported the following information about this borrower member on January 17, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,079.00	Public Records On File:	0
Revolving Line Utilization:	27.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)?	I pay approxiamately $800.00 a month related to these expenses.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	$30, 000<br>$1200 a month for credit card payments
Which debts do you plan to pay off with this loan?	Credit cards
If you are paying a mortgage, please break down all monthly housing related expenses (mortgage payment, insurance, taxes, etc).	I do not pay the mortgage on my home.

Member Payment Dependent Notes Series 1111934

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1111934	$17,500	$17,500	12.42%	1.00%	January 30, 2012	January 31, 2017	January 31, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1111934. Member loan 1111934 was requested on January 17, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Silverpeak Real Estate Partners	Debt-to-income ratio:	14.72%
Length of employment:	5 years	Location:	ATLANTA, GA

Home town:
Current & past employers:	Silverpeak Real Estate Partners
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 17, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,865.00	Public Records On File:	0
Revolving Line Utilization:	87.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Credit Card - $17,500 / average rate of $23% / minimum monthly payments of $550<br>Mortgage - $201,500 / monthly payment of $1,400
Which debts do you plan to pay off with this loan?	I plan to use this loan as a strategic method to consolidate my credit card debt and obtain a lower interest rate, in an effort to pay them off sooner.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Credit Card - $17,500 / average rate of $23% / minimum monthly payments of $550<br>Mortgage - $201,500 / monthly payment of $1,400
What is your intended use for the loan proceeds?	I plan to use this loan as a strategic method to consolidate my credit card debt and obtain a lower interest rate, in an effort to pay them off sooner.
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	The loan will only be used for credit card consolidation purposes.
Which debts do you plan to pay off with this loan?	I plan to use this loan as a strategic method to consolidate my credit card debt and obtain a lower interest rate, in an effort to pay them off sooner.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Credit Card - $17,500 / average rate of $23% / minimum monthly payments of $550<br>Mortgage - $201,500 / monthly payment of $1,400

Member Payment Dependent Notes Series 1112222

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1112222	$10,000	$10,000	8.90%	1.00%	January 30, 2012	January 31, 2015	January 31, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1112222. Member loan 1112222 was requested on January 17, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	20th Century Fox	Debt-to-income ratio:	9.26%
Length of employment:	< 1 year	Location:	MARINA DEL REY, CA

Home town:
Current & past employers:	20th Century Fox
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/20/12 > I had a family tragedy while I was in college and was forced to either drop out or use credit cards to fund myself for a year. Dropping out was never an option and now I am doing all I can to pay down my debts.<br><br> Borrower added on 01/23/12 > Please invest in me. You won't regret it. I have not had a late payment in more than 7 years. I take paying my debt off very seriously.<br>

A credit bureau reported the following information about this borrower member on January 17, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	64
Revolving Credit Balance:	$13,370.00	Public Records On File:	0
Revolving Line Utilization:	52.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	After paying all my core bills, rent, utilities, phone, food, etc. I apply on average $500 towards my credit card bills. But of course because of high interest rates only about $400 goes to paying down the debt.

Member Payment Dependent Notes Series 1112336

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1112336	$8,000	$8,000	7.90%	1.00%	January 30, 2012	January 31, 2015	January 31, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1112336. Member loan 1112336 was requested on January 17, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	USPS	Debt-to-income ratio:	7.99%
Length of employment:	2 years	Location:	DUNCANVILLE, TX

Home town:
Current & past employers:	USPS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 17, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,475.00	Public Records On File:	0
Revolving Line Utilization:	58.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 1112375

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1112375	$8,875	$8,875	7.51%	1.00%	January 30, 2012	January 31, 2015	January 31, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1112375. Member loan 1112375 was requested on January 17, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Pasadena Dental Center	Debt-to-income ratio:	22.45%
Length of employment:	4 years	Location:	LOS ANGELES, CA

Home town:
Current & past employers:	Pasadena Dental Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 17, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,923.00	Public Records On File:	0
Revolving Line Utilization:	55.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 1112461

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1112461	$30,000	$30,000	11.71%	1.00%	January 30, 2012	January 31, 2017	January 31, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1112461. Member loan 1112461 was requested on January 17, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Integrated Document Solutions	Debt-to-income ratio:	29.40%
Length of employment:	3 years	Location:	FORT LAUDERDALE, FL

Home town:
Current & past employers:	Integrated Document Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/20/12 > I take my financial responsibilities seriously. All my previous debts are in good standing, without a single negative mark on my credit (not even a late payment).<br><br>Help me rid myself of credit card debt once and for all!<br>

A credit bureau reported the following information about this borrower member on January 17, 2012:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,753.00	Public Records On File:	0
Revolving Line Utilization:	29.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	My monthly payments are as follows:<br><br>Mortgage: $1000 $116,000 Balance<br>Car Payment: $182 $7,000 Balance<br>Student Loans: $211 $32,000 Balance<br><br>I will be using the loan to pay off credit cards and small lines of credit. I will be left with one credit card with an estimated monthly payment of $500 per month. With the smaller debts out of the way, my plan is to concentrate my financial efforts in order to pay off my final card and be credit card free in 24 months.

Member Payment Dependent Notes Series 1112464

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1112464	$12,000	$12,000	7.51%	1.00%	January 30, 2012	January 31, 2015	January 31, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1112464. Member loan 1112464 was requested on January 17, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,928 / month
Current employer:	Sodexo Inc. @Childrens Medical Center	Debt-to-income ratio:	24.44%
Length of employment:	7 years	Location:	EULESS, TX

Home town:
Current & past employers:	Sodexo Inc. @Childrens Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/19/12 > Credit Card Consalidation. I have a stable job working for a large healthcare institute and would like to plant roots here, and would like to purchase a home in 3 years. Paying off my debt will help me qualify for more and get better rates...<br><br> Borrower added on 01/20/12 > This loan will be used to consolidate my credit card debt... Currently my interest is high and a lower rate will help me pay them off quick and save extra money for a down payment on a home in the near future!<br><br> Borrower added on 01/23/12 > A good borrow is someone that thinks ahead, and uses that vision( and a little help financially) to achieve more in life.I started to realize that I needed to plan for the future and be ready for anything. Now I'm ready for my next vision.a home to call my own.. with no credit card payments owed..<br>

A credit bureau reported the following information about this borrower member on January 17, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,401.00	Public Records On File:	0
Revolving Line Utilization:	37.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 1112470

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1112470	$8,400	$8,400	7.90%	1.00%	January 30, 2012	January 31, 2015	January 31, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1112470. Member loan 1112470 was requested on January 17, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	The Master's College	Debt-to-income ratio:	10.64%
Length of employment:	< 1 year	Location:	NEWHALL, CA

Home town:
Current & past employers:	The Master's College
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/21/12 > With this loan I'm on the road to become debt free!<br>

A credit bureau reported the following information about this borrower member on January 17, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,960.00	Public Records On File:	0
Revolving Line Utilization:	52.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 1112471

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1112471	$25,000	$25,000	8.90%	1.00%	January 30, 2012	January 31, 2015	January 31, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1112471. Member loan 1112471 was requested on January 17, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	Oregon Tilth	Debt-to-income ratio:	20.67%
Length of employment:	1 year	Location:	Philomath, OR

Home town:
Current & past employers:	Oregon Tilth
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 17, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	77
Revolving Credit Balance:	$22,350.00	Public Records On File:	0
Revolving Line Utilization:	39.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 1112592

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1112592	$30,000	$30,000	12.69%	1.00%	January 30, 2012	January 31, 2015	January 31, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1112592. Member loan 1112592 was requested on January 17, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Orland Park Bakery	Debt-to-income ratio:	7.55%
Length of employment:	4 years	Location:	Joliet, IL

Home town:
Current & past employers:	Orland Park Bakery
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/17/12 > Once my higher interest rate credit cards are payed off, I have no other debts other than mortgage. Total monthly payment of this loan and mortgage will be under $2000, which fits easily in my budget.<br>

A credit bureau reported the following information about this borrower member on January 17, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	77
Revolving Credit Balance:	$23,585.00	Public Records On File:	0
Revolving Line Utilization:	51.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the total balance of your credit cards, interest rates and current monthly payments?	Total balance - $28,500. Average interest rate - 21.5%. Minimum balance due each month - $550.<br>I currently pay approximately $1200 per month towards this balance and this works in my monthly budget with no problem. But at the higher interest rate of 21.5%, even paying $1200 per month will take almost 3 years to payoff. With the proposed loan, I will be saving approximately $1400 per year.

Member Payment Dependent Notes Series 1112958

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1112958	$20,000	$20,000	14.27%	1.00%	January 27, 2012	February 1, 2015	February 1, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1112958. Member loan 1112958 was requested on January 18, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Labat-Anderson	Debt-to-income ratio:	14.50%
Length of employment:	2 years	Location:	Van Nuys, CA

Home town:
Current & past employers:	Labat-Anderson
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/12 > This loan is to consolidate high-interest credit card debt.<br><br> Borrower added on 01/18/12 > This loan is to consolidate high interest credit card debts.<br>

A credit bureau reported the following information about this borrower member on January 18, 2012:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	38
Revolving Credit Balance:	$16,279.00	Public Records On File:	0
Revolving Line Utilization:	49.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Rent - $927; Transportation: $75 (Monthly Pass); Utilities: - $120; Phone: $60; Car Insurance - $97; Internet: $35; Food - $150
Please explain the reason why you carry a large revolving credit balance.	I was unemployed for a year and was only only allowed me to make the minimum payments on the cards while using them for other expenses. I have been employed for a few fews and want to buy a house within the next year.Plaese note that while unemployed, I did not miss a single payment on any of my accounts.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	I do not have any student loans, mortgages or lines of credit. My current total debt is a little over $20000 all on credit cards. I have closed some of them and want to consolidate them into one place with a single payment that’s lower than the combined minimum payments.

Member Payment Dependent Notes Series 1113048

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1113048	$10,000	$10,000	10.65%	1.00%	January 27, 2012	February 1, 2015	February 1, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1113048. Member loan 1113048 was requested on January 18, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	St. Mark's	Debt-to-income ratio:	14.40%
Length of employment:	9 years	Location:	WAUPACA, WI

Home town:
Current & past employers:	St. Mark's
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/12 > Loan will be used to consolidate some smaller bills<br><br> Borrower added on 01/20/12 > Loan will also be used to bring in capital assets for the business that will help generate more sales<br>

A credit bureau reported the following information about this borrower member on January 18, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,333.00	Public Records On File:	0
Revolving Line Utilization:	60.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Thank you for your question. Mortgage etc. total expenses approximately $3,000/month

Member Payment Dependent Notes Series 1113051

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1113051	$1,200	$1,200	8.90%	1.00%	January 27, 2012	February 1, 2015	February 1, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1113051. Member loan 1113051 was requested on January 18, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Whatcom County	Debt-to-income ratio:	22.42%
Length of employment:	5 years	Location:	Bellingham, WA

Home town:
Current & past employers:	Whatcom County
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/12 > 2000 Ford Explorer needing ball joint replacements and a full new set of tires. Since one wheel blew out due to poor alignment from worn ball joints, all tires need to be replaced on this model.<br>

A credit bureau reported the following information about this borrower member on January 18, 2012:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,903.00	Public Records On File:	0
Revolving Line Utilization:	73.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 1114151

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1114151	$10,000	$10,000	11.71%	1.00%	January 27, 2012	February 2, 2015	February 2, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1114151. Member loan 1114151 was requested on January 19, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,834 / month
Current employer:	State of Ohio	Debt-to-income ratio:	7.80%
Length of employment:	1 year	Location:	Columbus, OH

Home town:
Current & past employers:	State of Ohio
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/19/12 > I work for the State of Ohio, which is incredibly stable, the funds will be used to consolidate debts to better enable me to purchase a house. I am very frugal with my monthly budget, leaving me plenty of money to consolidate my loans and add a little extra each month to get these paid off quicker.<br>

A credit bureau reported the following information about this borrower member on January 18, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2006	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	5
Revolving Credit Balance:	$272.00	Public Records On File:	0
Revolving Line Utilization:	3.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
If you have a delinquency in the last 2 years, please explain the reason.	There was a credit card with interest a bank teller didn't factor into my payoff. So it went delinquent until I next checked my credit report, at which it was reconciled.

Member Payment Dependent Notes Series 1114153

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1114153	$9,475	$9,475	9.91%	1.00%	January 27, 2012	February 1, 2015	February 1, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1114153. Member loan 1114153 was requested on January 18, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,900 / month
Current employer:	sodus Central School	Debt-to-income ratio:	20.32%
Length of employment:	10+ years	Location:	MARION, NY

Home town:
Current & past employers:	sodus Central School
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 18, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,322.00	Public Records On File:	0
Revolving Line Utilization:	86.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your total minimum monthly payments for all credit cards and what will it be including this loan and the payoff?	my minimum credit card payment is $440.00 on all my cards with loan it would be 745.38.Not sure what your are asking .I plan to use the lone to pay off as many of my credit cards as the loan will allow.I would like to reduce as many of my bills as I can to become debt free.

Member Payment Dependent Notes Series 1114200

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1114200	$8,000	$8,000	6.03%	1.00%	January 27, 2012	February 1, 2015	February 1, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1114200. Member loan 1114200 was requested on January 18, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	NCO Financial	Debt-to-income ratio:	29.44%
Length of employment:	8 years	Location:	Thousand Oaks, CA

Home town:
Current & past employers:	NCO Financial
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/19/12 > I want to be able to pay off a high interest rate credit card, that would take me 20 years to pay, and with the help of Leanding Club I can pay it off in three!! how great is that<br>

A credit bureau reported the following information about this borrower member on January 18, 2012:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1971	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,395.00	Public Records On File:	0
Revolving Line Utilization:	43.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	I have two high interest rate credit cards with an interest rate of around 20% and a total of around $11,000,with monthy payments for one $175 and $150 for the other,this loan with Leanding Club will really help me to pay them off in three years instead of 20, I don't have a mortgage, I rent.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Rent $800, utilities $25 Phone $50, Food $240 apx, Insurance $80, Credit Card payments $600 apx,transportation $60 apx.

Member Payment Dependent Notes Series 1114638

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1114638	$13,000	$13,000	11.71%	1.00%	January 27, 2012	February 2, 2015	February 2, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1114638. Member loan 1114638 was requested on January 19, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,583 / month
Current employer:	Westcon	Debt-to-income ratio:	13.79%
Length of employment:	10+ years	Location:	Yonkers, NY

Home town:
Current & past employers:	Westcon
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/19/12 > Looking to pay off my higher interest credit cards<br><br> Borrower added on 01/22/12 > Interest 17 to 24 percent.Monthly payments are almost double what I will be paying after the loan is funded.<br><br> Borrower added on 01/22/12 > Interest 17 to 24 percent.Monthly payments are almost double what I will be paying after the loan is funded.<br><br> Borrower added on 01/22/12 > pay off highest credit cards.<br>

A credit bureau reported the following information about this borrower member on January 19, 2012:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	48
Revolving Credit Balance:	$23,909.00	Public Records On File:	0
Revolving Line Utilization:	71.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the reason why you carry a large revolving credit balance.	I was helping a family member out. I don't need to do that anymore. So I want to pay off my credit cards.

Member Payment Dependent Notes Series 1114639

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1114639	$12,000	$12,000	10.65%	1.00%	January 27, 2012	February 2, 2015	February 2, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1114639. Member loan 1114639 was requested on January 19, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Oncor Electric Delivery LLC	Debt-to-income ratio:	14.00%
Length of employment:	5 years	Location:	THE COLONY, TX

Home town:
Current & past employers:	Oncor Electric Delivery LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/19/12 > paying off car loans and credit cards with loan<br>

A credit bureau reported the following information about this borrower member on January 19, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,636.00	Public Records On File:	0
Revolving Line Utilization:	49.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 1114661

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1114661	$6,000	$6,000	13.49%	1.00%	January 27, 2012	February 2, 2017	February 2, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1114661. Member loan 1114661 was requested on January 19, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,000 / month
Current employer:	Norwegian Cruise Line	Debt-to-income ratio:	0.82%
Length of employment:	10+ years	Location:	Miami Springs, FL

Home town:
Current & past employers:	Norwegian Cruise Line
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/19/12 > The loan is for purchasing a car. I have been with same employer for +10 years. I have very good credit score and solid monthly budget.<br><br> Borrower added on 01/19/12 > On the question how secure my "job" is I would like to mention what I work for one of the leading industries in the world, for clarification this loan is for a car but please note that the main reason for this loan via me is for a minor human to understand , respect the value of asset.<br>

A credit bureau reported the following information about this borrower member on January 19, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2007	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,361.00	Public Records On File:	0
Revolving Line Utilization:	35.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What type of vehicle are you buying (make, model, year, mileage and condition)?	1991 Jeep Wrangler S 4WD, 2.5L 4 Cylinder Gasoline Fuel, Mileage: 89,546 miles 1991 Wrangler. This Soft Top model is in good shape both inside and out. It runs great, and it has some nice upgrades, including alloy wheels and tubular bumpers with a bull bar and hitch.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	About 45% of the total monthly gross income
How much money are you providing out of pocket as a down payment for this purchase?	None, and why? I have better usage for my cash
How much money are you providing out of pocket as a down payment for this purchase?	None, and why? I have better usage for my cash

Member Payment Dependent Notes Series 1114701

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1114701	$11,550	$11,550	12.42%	1.00%	January 27, 2012	February 2, 2015	February 2, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1114701. Member loan 1114701 was requested on January 19, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,583 / month
Current employer:	Office Depot	Debt-to-income ratio:	5.93%
Length of employment:	5 years	Location:	Greenacres, FL

Home town:
Current & past employers:	Office Depot
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 19, 2012:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,719.00	Public Records On File:	0
Revolving Line Utilization:	45.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 1114759

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1114759	$7,400	$7,400	15.96%	1.00%	January 27, 2012	February 3, 2017	February 3, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1114759. Member loan 1114759 was requested on January 20, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Publix Supermarkets	Debt-to-income ratio:	7.15%
Length of employment:	10+ years	Location:	Palm Bay, FL

Home town:
Current & past employers:	Publix Supermarkets
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 19, 2012:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	29
Revolving Credit Balance:	$4,681.00	Public Records On File:	0
Revolving Line Utilization:	24.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please itemize for each of the credit cards you plan to pay off the card name (Visa, MasterCard, etc - Please not include bank issuer of card), outstanding balance, current interest rate, and current minimum monthly payment.	2 Visas 1 MasterCard
If you have a delinquency in the last 2 years, please explain the reason.	I don't have a delinquency in the last 2 years.

Member Payment Dependent Notes Series 1114763

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1114763	$10,200	$10,200	14.65%	1.00%	January 27, 2012	February 2, 2015	February 2, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1114763. Member loan 1114763 was requested on January 19, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Escambia County School District	Debt-to-income ratio:	8.67%
Length of employment:	< 1 year	Location:	Pensacola, FL

Home town:
Current & past employers:	Escambia County School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/19/12 > I would like to consolidate all of my small debt. I currently own a home in the state I moved from and am working on buying a home here (lease to own). I faithfully pay my bills every month. I have worked in public schools for six years and very much appreciate this wonderful opportunity.<br>

A credit bureau reported the following information about this borrower member on January 19, 2012:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	57
Revolving Credit Balance:	$8,894.00	Public Records On File:	0
Revolving Line Utilization:	53.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Approximately $1500/per month. <br><br>Thank you.
If you have a delinquency in the last 2 years, please explain the reason.	I should not have a delinquency in the last two years. I did have a medical expense that was sent to collections when I was without medical insurance, however, that has been about 6+ years ago. <br><br>Thank you.

Member Payment Dependent Notes Series 1115005

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1115005	$16,000	$16,000	16.29%	1.00%	January 27, 2012	February 2, 2015	February 2, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1115005. Member loan 1115005 was requested on January 19, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,667 / month
Current employer:	Statewide Commercial Insurance	Debt-to-income ratio:	20.74%
Length of employment:	10+ years	Location:	Vero Beach, FL

Home town:
Current & past employers:	Statewide Commercial Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/19/12 > this loan will allow me to pay off my debt in 3 years as opposed to a much longer period of time. I look forward to having just one payment due on one date rather than several different dates<br>

A credit bureau reported the following information about this borrower member on January 19, 2012:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,118.00	Public Records On File:	0
Revolving Line Utilization:	76.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	to pay off my credit balances more quickly and get rid of my cards and improve my credit rating
Please explain the reason why you carry a large revolving credit balance.	After moving in to my home this year, this summer there were two days of heavy rain - I am not in a designated flood zone and did not carry flood insurance - i actually have to drive up to get to my home - my house took on some flooding water - I had everything repaired - needless to say - I now have a flood insurance policy. I also incurred moving expenses when moving into my home and made a few purchases
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	my current debt balances carry a very high interest rate - i would like to eliminate that entirely
Which debts do you plan to pay off with this loan?	my credit balances which would enable me to improve and maintain a better credit rating

Member Payment Dependent Notes Series 1115102

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1115102	$10,500	$10,500	10.65%	1.00%	January 27, 2012	February 2, 2015	February 2, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1115102. Member loan 1115102 was requested on January 19, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	First Niagara Bank	Debt-to-income ratio:	16.32%
Length of employment:	10+ years	Location:	Ellington, CT

Home town:
Current & past employers:	First Niagara Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/20/12 > I plan to use this to pay off my high interest credit cards. This will save me over $200.00 per month. I have never been delinquent on any of my payments. I have a steady full time job where I have worked for 10 and 1/2 years.<br><br> Borrower added on 01/23/12 > I currently work for a bank, but the interest rate here is better than the 12.49% interest rate for a personal loan where I work.<br>

A credit bureau reported the following information about this borrower member on January 19, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,299.00	Public Records On File:	0
Revolving Line Utilization:	44.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 1115290

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1115290	$13,000	$13,000	6.03%	1.00%	January 31, 2012	February 2, 2015	February 2, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1115290. Member loan 1115290 was requested on January 19, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	State of Arizona	Debt-to-income ratio:	18.83%
Length of employment:	10+ years	Location:	Phoenix, AZ

Home town:
Current & past employers:	State of Arizona
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/20/12 > Due to a medical condition, I need my daughter to have a car so that she can take me to work, church, store etc.<br><br> Borrower added on 01/26/12 > Thank you for investing. I really appreciate it<br>

A credit bureau reported the following information about this borrower member on January 19, 2012:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1980	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,374.00	Public Records On File:	0
Revolving Line Utilization:	68.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 1115462

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1115462	$5,000	$5,000	11.71%	1.00%	January 27, 2012	February 6, 2015	February 6, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1115462. Member loan 1115462 was requested on January 23, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	Cheesecake Factory	Debt-to-income ratio:	18.33%
Length of employment:	2 years	Location:	FENTON, MO

Home town:
Current & past employers:	Cheesecake Factory
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/24/12 > Major purchase loan, Purchasing a Yamaha YZF R1. Will be short term, will be paid off early, likely in June 2012<br>

A credit bureau reported the following information about this borrower member on January 23, 2012:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,567.00	Public Records On File:	0
Revolving Line Utilization:	52.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 1115517

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1115517	$8,250	$8,250	13.49%	1.00%	January 27, 2012	February 2, 2015	February 2, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1115517. Member loan 1115517 was requested on January 19, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,167 / month
Current employer:	Jim Hinton Oil Company	Debt-to-income ratio:	24.00%
Length of employment:	10+ years	Location:	Live Oak, FL

Home town:
Current & past employers:	Jim Hinton Oil Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/23/12 > Payoff 2 credit cards with higher APR%<br>

A credit bureau reported the following information about this borrower member on January 19, 2012:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,403.00	Public Records On File:	0
Revolving Line Utilization:	96.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please itemize for each of the credit cards you plan to pay off the card name (Visa, MasterCard, etc - Please not include bank issuer of card), outstanding balance, current interest rate, and current minimum monthly payment.	Visa $4900.00 29% APR $180.00 payment<br>Tractor Supply 19% I think? $127.00 payment
What is your total minimum monthly payments for all credit cards and what will it be including this loan and the payoff?	Our total debit runs us 1200.00.
Please explain the reason why you carry a large revolving credit balance.	House, car repair expenses. Medical/ health expenses. Lawnmower.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Mortage 854.00<br>Utilities 250.00<br>phone 100.00<br>ins 120.00<br>food 400.00

Member Payment Dependent Notes Series 1115538

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1115538	$11,000	$11,000	12.42%	1.00%	January 27, 2012	February 2, 2015	February 2, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1115538. Member loan 1115538 was requested on January 19, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,417 / month
Current employer:	manicurist	Debt-to-income ratio:	9.81%
Length of employment:	9 years	Location:	ALHAMBRA, CA

Home town:
Current & past employers:	manicurist
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 19, 2012:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,328.00	Public Records On File:	0
Revolving Line Utilization:	61.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please itemize for each of the credit cards you plan to pay off the card name (Visa, MasterCard, etc - Please not include bank issuer of card), outstanding balance, current interest rate, and current minimum monthly payment.	2 ,mastercard , 3 visa , 2 etc
What is your total minimum monthly payments for all credit cards and what will it be including this loan and the payoff?	all my credit card total minimum monthly payments is 333.51 cent, if i can get this loan , it better for me to pay off only one payment with the time set

Member Payment Dependent Notes Series 1115602

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1115602	$12,825	$12,825	17.58%	1.00%	January 27, 2012	February 2, 2015	February 2, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1115602. Member loan 1115602 was requested on January 19, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,773 / month
Current employer:	MARRIOTT INTERNATIONAL	Debt-to-income ratio:	13.13%
Length of employment:	3 years	Location:	CHICAGO, IL

Home town:
Current & past employers:	MARRIOTT INTERNATIONAL
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/19/12 > Paying off total balances of all credit cards to close accounts<br><br> Borrower added on 01/20/12 > Currently making payments owed but would prefer to consolidate in order to be able to make just one payment a month instead of several.<br>

A credit bureau reported the following information about this borrower member on January 19, 2012:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	60
Revolving Credit Balance:	$12,498.00	Public Records On File:	0
Revolving Line Utilization:	86.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Total monthly expenses excluding Credit Card payments equal $1170 includes rent, utilities, phone, transportation, health/dental insurance
Which debts do you plan to pay off with this loan?	I intend to pay off the total of all credit card balances. All accounts are current and in good standing, I simply wish to close these accounts in order to reduce several payments a month to just one.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Total debt is $12835, the amount of requested loan. All debt is in credit card balances. Interest varies from 15 to 24 percent per card. Currently making payments totalling $515 a month. No other current loans or debt.

Member Payment Dependent Notes Series 1115652

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1115652	$7,700	$7,700	7.90%	1.00%	January 27, 2012	February 2, 2015	February 2, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1115652. Member loan 1115652 was requested on January 19, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,679 / month
Current employer:	City of Arlington	Debt-to-income ratio:	0.00%
Length of employment:	10+ years	Location:	Arlington, TX

Home town:
Current & past employers:	City of Arlington
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 19, 2012:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	To pay for a foundation repair on my house.
What is the home improvement project you are planning?	Foundation repair.

Member Payment Dependent Notes Series 1116109

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1116109	$3,300	$3,300	12.42%	1.00%	January 27, 2012	February 3, 2015	February 3, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1116109. Member loan 1116109 was requested on January 20, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Edward jones	Debt-to-income ratio:	24.27%
Length of employment:	10+ years	Location:	Ofallon, MO

Home town:
Current & past employers:	Edward jones
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/20/12 > Purchasing an additional vehicle.<br>

A credit bureau reported the following information about this borrower member on January 20, 2012:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,452.00	Public Records On File:	0
Revolving Line Utilization:	86.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	Purchase a modest vehicle.
Which debts do you plan to pay off with this loan?	This is to purchase a modest vehicle.

Member Payment Dependent Notes Series 1116316

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1116316	$5,400	$5,400	7.90%	1.00%	January 27, 2012	February 3, 2015	February 3, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1116316. Member loan 1116316 was requested on January 20, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,500 / month
Current employer:	Schuco USA	Debt-to-income ratio:	15.04%
Length of employment:	3 years	Location:	San Francisco, CA

Home town:
Current & past employers:	Schuco USA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/20/12 > I plan on using my recent salary increase to help pay off credit card debt I have accrued at relatively high interest rates. With an excellent credit score, I am a responsible borrower and I always stay comfortably within my budget.<br>

A credit bureau reported the following information about this borrower member on January 20, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,945.00	Public Records On File:	0
Revolving Line Utilization:	12.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 1116503

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1116503	$22,750	$22,750	18.64%	1.00%	January 27, 2012	February 3, 2015	February 3, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1116503. Member loan 1116503 was requested on January 20, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	CRDF Global	Debt-to-income ratio:	16.66%
Length of employment:	4 years	Location:	ALEXANDRIA, VA

Home town:
Current & past employers:	CRDF Global
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/20/12 > I am trying to pay-off some credit card bills.<br>

A credit bureau reported the following information about this borrower member on January 20, 2012:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	46
Revolving Credit Balance:	$30,571.00	Public Records On File:	0
Revolving Line Utilization:	75.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 1116507

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1116507	$8,000	$8,000	10.65%	1.00%	January 27, 2012	February 3, 2015	February 3, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1116507. Member loan 1116507 was requested on January 20, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	University Hospitals of Cleveland	Debt-to-income ratio:	21.22%
Length of employment:	< 1 year	Location:	Mayfield Hts, OH

Home town:
Current & past employers:	University Hospitals of Cleveland
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 20, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,043.00	Public Records On File:	0
Revolving Line Utilization:	60.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 1116628

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1116628	$8,000	$8,000	9.91%	1.00%	January 27, 2012	February 3, 2015	February 3, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1116628. Member loan 1116628 was requested on January 20, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Informatica	Debt-to-income ratio:	4.11%
Length of employment:	< 1 year	Location:	Sna Jose, CA

Home town:
Current & past employers:	Informatica
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/20/12 > This loan is to consolidate my Credit Card debt into a lower monthly payment.<br>

A credit bureau reported the following information about this borrower member on January 20, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,979.00	Public Records On File:	0
Revolving Line Utilization:	60.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 1116758

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1116758	$8,200	$8,200	15.27%	1.00%	January 27, 2012	February 3, 2015	February 3, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1116758. Member loan 1116758 was requested on January 20, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Sapa	Debt-to-income ratio:	7.70%
Length of employment:	10+ years	Location:	Clermont, GA

Home town:
Current & past employers:	Sapa
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/20/12 > Financing for a Siverado Truck<br><br> Borrower added on 01/22/12 > Have been on my current job for more than 10 years. Job is very stable, Thanks in advance for your help financing this loan.<br>

A credit bureau reported the following information about this borrower member on January 20, 2012:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	21
Revolving Credit Balance:	$5,114.00	Public Records On File:	0
Revolving Line Utilization:	49.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 1117748

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1117748	$2,750	$2,750	16.29%	1.00%	January 27, 2012	February 4, 2015	February 4, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1117748. Member loan 1117748 was requested on January 21, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Capital Gold Group	Debt-to-income ratio:	17.60%
Length of employment:	1 year	Location:	North Hollywood, CA

Home town:
Current & past employers:	Capital Gold Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/24/12 > This loan will help me catch up with my debt increase my credit score and start on a new platform.<br>

A credit bureau reported the following information about this borrower member on January 21, 2012:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2007	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	1
Revolving Credit Balance:	$1,480.00	Public Records On File:	0
Revolving Line Utilization:	87.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	I want to get caught up with my bills and start fresh! I have always paid everything in full and before the date but I had some troubles when my hours were cut. Now im back on a normal schedule I just need to get caught up.
Please explain the reason why you carry a large revolving credit balance.	I got my hours cut from my previous job now I have a steady job and work schedule but I would like to get caught up so that I wont have to stress and I can just pay one off. Also I had some unexpected expenses I had to put on my credit card because I didn't have another option. This will really help me start fresh and stress less.
Which debts do you plan to pay off with this loan?	I plan to pay my credit card balance and pay my student loan. Its less stressful to just pay one that to worry about paying several. This will really help me!!!!!!
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	I have a Chase card I had to put some of my tuition on because my loan and scholarship didn't cover that balance. If I didn't pay it I was not going to be allowed to graduate. The balance on my Chase card is $1500. My student loan balance is also with chase and it is about $35,000. The student loan .. on it's own is $250.
If you have a delinquency in the last 2 years, please explain the reason.	I have always been on time with all my payments except last month because my checking card was stolen and they stole everything out of my account. I had to wait until bank of american replaced to the money so that I can pay my Chase credit card payment.

Member Payment Dependent Notes Series 1117830

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1117830	$4,700	$4,700	16.29%	1.00%	January 27, 2012	February 4, 2015	February 4, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1117830. Member loan 1117830 was requested on January 21, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	BLOOMINGDALES	Debt-to-income ratio:	10.35%
Length of employment:	8 years	Location:	New York, NY

Home town:
Current & past employers:	BLOOMINGDALES
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/21/12 > Looking to make one single payment after I use this money to pay off my 2 credit cards.<br><br> Borrower added on 01/22/12 > Because of the really high interest I'm paying on my cards, the installment for this loan equals the amount I pay just paying the minimum payments. That is why I'm choosing this alternative<br>

A credit bureau reported the following information about this borrower member on January 21, 2012:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	31
Revolving Credit Balance:	$4,575.00	Public Records On File:	0
Revolving Line Utilization:	70.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	my monthly expenses are about 1600... Plus about 200 for groceries. I live alone
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	my monthly expenses are about 1600... Plus about 200 for groceries. I live alone<br>I have 2 credit cards total debt is 4500. both charge me about 28 % interest<br>No student loans or mortgages. Just rent and utilities
Please explain the reason why you carry a large revolving credit balance.	I got a huge pay decrease in the last two years. I stopped being able to make significant payments after that. This is a way to pay the same amount I'm paying as minimum payment and pay it off!
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	I only have the 2 credit cards, no other loans or credit lines.<br>The amount I owe my cards is about $4500.. they both charge me almost 30% interest rate
Which debts do you plan to pay off with this loan?	I have 2 credit cards. I'll be paying those off and with the same amount that my minimum payments were I'll pay off this loan

Member Payment Dependent Notes Series 1117947

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1117947	$14,000	$14,000	11.71%	1.00%	January 30, 2012	February 4, 2015	February 4, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1117947. Member loan 1117947 was requested on January 21, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Travis County	Debt-to-income ratio:	16.66%
Length of employment:	7 years	Location:	PFLUGERVILLE, TX

Home town:
Current & past employers:	Travis County
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/22/12 > Pay off high interest credit cards into one source versus multiple accounts.<br>

A credit bureau reported the following information about this borrower member on January 21, 2012:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,488.00	Public Records On File:	0
Revolving Line Utilization:	77.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Chase $6,251.00 19% 210.00 per<br>Capital One $3500.00 11% 70.00 per<br>UFCU $4200.00 11% 126.00 per
Which debts do you plan to pay off with this loan?	Chase $6,251.00 19% 210.00 per<br>Capital One $3500.00 11% 70.00 per<br>UFCU $4200.00 11% 126.00 per

Member Payment Dependent Notes Series 1119012

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1119012	$5,000	$5,000	10.65%	1.00%	January 27, 2012	February 5, 2015	February 5, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1119012. Member loan 1119012 was requested on January 22, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Capital Financial Group	Debt-to-income ratio:	2.52%
Length of employment:	1 year	Location:	Washington, DC

Home town:
Current & past employers:	Capital Financial Group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 22, 2012:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2007	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,668.00	Public Records On File:	0
Revolving Line Utilization:	23.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	I intend to pay off the credit card debt that I unfortunately accumulated during my divorce. The interest rates on my credit cards are very high and I've had no luck with getting them reduced. The interest rate on this Lending Club loan is much lower and will allow me to get back on track of my finances without spending tons in interest payments.<br><br>I appreciate your consideration!

Member Payment Dependent Notes Series 1119109

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1119109	$10,000	$10,000	16.29%	1.00%	January 27, 2012	February 6, 2015	February 6, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1119109. Member loan 1119109 was requested on January 23, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,283 / month
Current employer:	Thrivent Financial for Lutherans	Debt-to-income ratio:	10.96%
Length of employment:	10+ years	Location:	MINNEAPOLIS, MN

Home town:
Current & past employers:	Thrivent Financial for Lutherans
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 23, 2012:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,053.00	Public Records On File:	0
Revolving Line Utilization:	80.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	I would like to consolidate my credit card debt and pay them off, as it will be easier for me to make one payment at a little lower interest and not have credit card debt.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Rent is $640; Transportation by bus is $50.00 per month; Utilities is $29.00 per month; phone is $50.00 per month; food is around $200 per month; my health insurance is through my company.
Which debts do you plan to pay off with this loan?	Discover Card; Banana Republic card; macys card; Eddie Bauer card; J Crew card
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	My credit cards add up to about $10,000. I do not have any student loans, nor do I have a mortgage, as I rent an apartment; and I do not have any lines of credit.

Member Payment Dependent Notes Series 1119281

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1119281	$9,000	$9,000	12.69%	1.00%	January 30, 2012	February 6, 2015	February 6, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1119281. Member loan 1119281 was requested on January 23, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,083 / month
Current employer:	mpls public school	Debt-to-income ratio:	1.22%
Length of employment:	10+ years	Location:	roseville, MN

Home town:
Current & past employers:	mpls public school
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/23/12 > i have worked for the same job for 30 yrs and will for many more.i am getting debt and car work taken care of, help with medical bills and a small vacation, with you help, thank you.<br>

A credit bureau reported the following information about this borrower member on January 23, 2012:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	46
Revolving Credit Balance:	$1,608.00	Public Records On File:	0
Revolving Line Utilization:	16.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
If you have a delinquency in the last 2 years, please explain the reason.	I don't believe that i have had a delinquency on any of my debts. I have added to one that i am trying to bring down to a comfortable level.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	car is mine free and clear. shared mortgage, utilities, food, phone. live close to work. medical expense is relitively small. My own insurance. My extra expense is manageable, but leaves little for the unexpected car repairs that are necessary.
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	My car is in need of a good part of the money to make it work for a few more years. I have let my debt get a little out of hand, and am trying to get it under control. i also am covering a medical bill that i want to get paid off. I am also wanting to visit a reletive of great age before they die.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	credit card 400.00. interest rate 24.95 pay off every month. sams club card 1695.00. interest 29.95 usually pay 200-300. want to pay it off. Mortgage 75000.00 interest 5.75 pay1000.00. Target card 0 balance. interest 24.95 Medical bill 1500.00 no interest. paying 300.00
Which debts do you plan to pay off with this loan?	medical bill, credit card bill, get my car fixed.

Member Payment Dependent Notes Series 1119338

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1119338	$6,000	$6,000	12.42%	1.00%	January 27, 2012	February 6, 2015	February 6, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1119338. Member loan 1119338 was requested on January 23, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	pat salmon and sons	Debt-to-income ratio:	15.91%
Length of employment:	6 years	Location:	JACKSONVILLE, AR

Home town:
Current & past employers:	pat salmon and sons
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/24/12 > I am not hurting paying my bills I just have to manyof them due at different times and would like to consolidate them into one bill at a low interest rate,as most of them are at %26 or more.and would like to close most of them out.<br>

A credit bureau reported the following information about this borrower member on January 23, 2012:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,545.00	Public Records On File:	0
Revolving Line Utilization:	66.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	$1285 per month
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)?	$1285 per month
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	credit card : $1700 - balance %29 <br>credit card: $1786 - balance %29<br>creditcard : $900 -balance %29<br>credit card : $500 - balance% 26<br>credit card : $500 -balance %23<br>credit card : $1286 - balance %17
Which debts do you plan to pay off with this loan?	credit card : $1700 - balance %29 <br>credit card: $1786 - balance %29<br>creditcard : $900 -balance %29<br>credit card : $500 - balance% 26<br>and close them out
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	credit card : $1700 - balance %29 <br>credit card: $1786 - balance %29<br>creditcard : $900 -balance %29<br>credit card : $500 - balance% 26<br>and close them out
Which debts do you plan to pay off with this loan?	credit card : $1700 - balance %29 <br>credit card: $1786 - balance %29<br>creditcard : $900 -balance %29<br>credit card : $500 - balance% 26<br>and close them out

Member Payment Dependent Notes Series 1119575

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1119575	$2,300	$2,300	15.27%	1.00%	January 27, 2012	February 6, 2015	February 6, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1119575. Member loan 1119575 was requested on January 23, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Aviva Center	Debt-to-income ratio:	15.57%
Length of employment:	4 years	Location:	ONTARIO, CA

Home town:
Current & past employers:	Aviva Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 23, 2012:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2007	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	22
Revolving Credit Balance:	$5,715.00	Public Records On File:	0
Revolving Line Utilization:	75.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	To pay off my credit card bills
Please explain the reason why you carry a large revolving credit balance.	I have 2 credit cards and I had used them when I was in difficulty. This is the first time I ever use so much of my credit cards.
What is your total minimum monthly payments for all credit cards and what will it be including this loan and the payoff?	Yes, the loan will pay off my loan. $102 per month
Please explain the reason why you carry a large revolving credit balance.	I have 2 credit cards and I had used them when I was in difficulty. This is the first time I ever use so much of my credit cards.

Member Payment Dependent Notes Series 1119738

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1119738	$8,000	$8,000	15.96%	1.00%	January 30, 2012	February 6, 2015	February 6, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1119738. Member loan 1119738 was requested on January 23, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,598 / month
Current employer:	Santa Clara Unified School District	Debt-to-income ratio:	20.12%
Length of employment:	10+ years	Location:	SANTA CLARA, CA

Home town:
Current & past employers:	Santa Clara Unified School District
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 23, 2012:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1979	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	64
Revolving Credit Balance:	$11,451.00	Public Records On File:	0
Revolving Line Utilization:	70.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	My current balance is around 12,000. and rate about 18%. I pay around 1,300 a month.

Member Payment Dependent Notes Series 1120196

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
1120196	$10,000	$10,000	12.42%	1.00%	January 31, 2012	February 6, 2015	February 6, 2017	$0

                This series of Notes was issued upon closing and funding of member loan 1120196. Member loan 1120196 was requested on January 23, 2012 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	AT&T	Debt-to-income ratio:	20.11%
Length of employment:	4 years	Location:	ROSWELL, GA

Home town:
Current & past employers:	AT&T
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/23/12 > This loan is to pay off very high interest revolving debt at 28.99% and at the same time lower my debit ratio. I have never been over 30 days late on ANY payment (home, car, student loans, etc) - in over 6 years.<br><br> Borrower added on 01/23/12 > Debt Ratio.<br>

A credit bureau reported the following information about this borrower member on January 23, 2012:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,688.00	Public Records On File:	0
Revolving Line Utilization:	84.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	I have approx. (8) high interest (28.99%) revolving accounts which I intend to pay off and close those accounts.
Please explain the reason why you carry a large revolving credit balance.	Most of this high interest credit was used just a few years ago when I went back to college and finished my 4 year degree. I also had a dental procedure that costs almost 4K.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Mortgage 299K/2363 monthly at 5%.<br>Car 19K/578 monthly at 8%<br>Visa 4K/140 monthly at 9%<br>Student loans 130k/600 monthly at 5.5%<br>Amex Paid monthly no interest
Which debts do you plan to pay off with this loan?	I plan to pay approx 8 or 9 high interest 28.99% low limit revolving credit accounts and close these accounts.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Mortgage 299K/2363 monthly at 5%.<br>Car 19K/578 monthly at 8%<br>Visa 4K/140 monthly at 9%<br>Student loans 130k/600 monthly at 5.5%<br>Amex Paid monthly no interest
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	150,000K annual combined household income<br>Mortgage 2363.00 partially paid by wife<br>Car 578.00<br>Gas Electricity Cable 400.00 partially paid by wife<br>Insurance 80.00<br>Auto Fuel 150.00<br>Student Loans 600.00<br>No phone bills this is paid by AT&T<br>No food bills this is paid by wife

Prospectus Supplement (Sales Report) No. 24 dated January 31, 2012